                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate line:

[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the
                                           Commission Only (as permitted by Rule
                                           14a-6(e)(2))


[X] Definitive Proxy Statement
[ ] Definitive Additional Material
[ ] Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                                  REVLON, INC.
              -----------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

--------------------------------------------------------------------------------
     (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies: ____________

(2) Aggregate number of securities to which transaction applies: _______________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: _________________

(4) Proposed maximum aggregate value of transaction:  _____________

(5) Total fee paid: ____________

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid: __________

(2) Form, Schedule or Registration Statement Number: ___________

(3) Filing Party: _____________

(4) Date Filed: ______________

                                  REVLON, INC.
                               625 MADISON AVENUE
                            NEW YORK, NEW YORK 10022



                                           April 29, 2003


Dear Stockholder:


     You are cordially invited to attend the 2003 Annual Meeting of Stockholders of Revlon, Inc., which will be held at 10:00 a.m., local time, on Friday, May 30, 2003, at Revlon's Research Center, 2121 Route 27, Edison, New Jersey 08818. The matters to be acted upon at the meeting are described in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.


     While stockholders may exercise their right to vote their shares in person, we recognize that many stockholders may not be able to attend the Annual Meeting. Accordingly, we have enclosed a proxy which will enable you to vote your shares on the matters to be considered at the Annual Meeting even if you are unable to attend. If you desire to vote in accordance with management's recommendations, you need only sign, date and return the proxy in the enclosed postage-paid envelope to record your vote. Otherwise, please mark the proxy to indicate your vote; date and sign the proxy; and return it in the enclosed postage-paid envelope. In either case, you should return the proxy as soon as conveniently possible. This will not restrict your right to attend the 2003 Annual Meeting and vote your shares in person.



                                           Sincerely yours,



                                           Jack L. Stahl
                                           President and Chief Executive Officer

                                  REVLON, INC.
                               625 MADISON AVENUE
                            NEW YORK, NEW YORK 10022

                                ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To the Stockholders of
Revlon, Inc.

     Notice is hereby given that the 2003 Annual Meeting of Stockholders of Revlon, Inc., a Delaware corporation (the "Company"), will be held at 10:00 a.m., local time, on Friday, May 30, 2003, at the Company's Research Center, 2121 Route 27, Edison, New Jersey 08818, for the following purposes:

     1. To elect the following persons as members of the Board of Directors of the Company to serve until the next Annual Meeting and until such directors' successors are elected and shall have been qualified: Ronald O. Perelman, Donald G. Drapkin, Meyer Feldberg, Howard Gittis, Edward J. Landau, Linda Gosden Robinson, Terry Semel, Jack L. Stahl and Martha Stewart.

     2. To transact such other business as may properly come before the Annual Meeting.

     A proxy statement describing the matters to be considered at the 2003 Annual Meeting is attached to this notice. Only stockholders of record at the close of business on April 2, 2003 (the "Record Date") are entitled to notice of, and to vote at, the 2003 Annual Meeting and at any adjournments thereof. For at least ten days prior to the 2003 Annual Meeting and also at the 2003 Annual Meeting, a list of stockholders entitled to vote at the 2003 Annual Meeting will be available for inspection during normal business hours at the Company's Research Center, 2121 Route 27, Edison, New Jersey 08818. Such list will also be available for at least ten days prior to the 2003 Annual Meeting for such inspection at the offices of the Company's Secretary at 625 Madison Avenue, 6th Floor, New York, New York 10022.


     To ensure that your vote will be counted, please complete, date, sign and return the enclosed proxy card promptly in the enclosed postage-paid envelope, whether or not you plan to attend the 2003 Annual Meeting.


                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        Robert K. Kretzman
                                        Senior Vice President, General Counsel
                                        and Secretary


April 29, 2003


           PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND
       RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. THIS WILL ENSURE
           THAT YOUR SHARES ARE VOTED IN ACCORDANCE WITH YOUR WISHES.

                                 REVLON, INC.

                             ---------------------
                                PROXY STATEMENT
                        ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 30, 2003
                             ---------------------

     This proxy statement is being furnished by and on behalf of the Board of Directors of Revlon, Inc. (the "Company") in connection with the solicitation of proxies to be voted at the 2003 Annual Meeting of Stockholders (the "2003 Annual Meeting") to be held at 10:00 a.m., local time, on Friday, May 30, 2003, at the Company's Research Center, 2121 Route 27, Edison, New Jersey 08818, and at any adjournments thereof. This proxy statement and the enclosed proxy card, Notice of Annual Meeting of Stockholders and Annual Report for the year ended December 31, 2002 are first being sent to stockholders on or about April 29, 2003. The Annual Report does not form any part of the material for the solicitation of proxies.

     At the 2003 Annual Meeting, stockholders will be asked to (1) elect the following persons as directors of the Company until the Company's next Annual Meeting and until such directors' successors are elected and shall have been qualified: Ronald O. Perelman, Donald G. Drapkin, Meyer Feldberg, Howard Gittis, Edward J. Landau, Linda Gosden Robinson, Terry Semel, Jack L. Stahl and Martha Stewart; and (2) take such other action as may properly come before the 2003 Annual Meeting or any adjournments thereof.

     The principal executive offices of the Company are located at 625 Madison Avenue, New York, New York 10022 and the telephone number is (212) 527-4000.


SOLICITATION AND VOTING OF PROXIES; REVOCATION

     All proxies properly executed and received by the Company, unless such proxies have been previously revoked, will be voted on all matters presented at the 2003 Annual Meeting in accordance with the instructions given by the person executing such proxy or, in the absence of such instructions, will be voted FOR the election to the Board of Directors of each of the nine nominees identified in this Proxy Statement. The Company has no knowledge of any other matters to be brought before the meeting. The deadline for receipt by the Secretary of the Company of stockholder proposals for inclusion in the proxy materials for presentation at the 2003 Annual Meeting was December 31, 2002. The Company did not receive any stockholder proposals to be included in these proxy materials. Additionally, pursuant to the Company's by-laws, in order for business (other than stockholder proposals included in the proxy statement pursuant to Rule 14a-8 under the Exchange Act and business specified in the notice of meeting or any supplement thereto) to be properly brought before the 2003 Annual Meeting, notice of such business, including among other things, (i) information regarding the proposed business to be brought before such meeting; (ii) the identity of the stockholder; and (iii) the class of shares of the Company which are owned beneficially or of record by such stockholder, must have been received by the Company between March 2, 2003 and April 1, 2003. No such matters have been received by the Company. However, if any other matters are properly presented before the 2003 Annual Meeting for action, in the absence of other instructions it is intended that the persons named in the enclosed proxy and acting thereunder will vote in accordance with their best judgment on such matters.

     The submission of a signed proxy will not affect a stockholder's right to attend, or to vote in person at, the 2003 Annual Meeting. Stockholders who execute a proxy may revoke it at any time before it is voted by filing a written revocation with the Secretary of the Company at 625 Madison Avenue, 6th Floor, New York, New York 10022, Attention: Secretary, by executing a proxy bearing a later date or by attending the 2003 Annual Meeting and voting in person.

     THE ACCOMPANYING FORM OF PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. Solicitation of proxies may be made by mail and also may be made by personal interview, telephone and facsimile transmission and by directors, officers and employees of the Company without special compensation therefor. The Company expects to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses incurred in handling proxy materials for beneficial owners.

RECORD DATE; VOTING RIGHTS

     Only holders of record of shares of the Company's Class A common stock, par value $.01 per share ("Class A Common Stock"), Class B common stock, par value $.01 per share ("Class B Common Stock" and, together with the Class A Common Stock, the "Common Stock"), and the Company's Series B Convertible Preferred Stock (the "Series B Preferred Stock") at the close of business on April 2, 2003 (the "Record Date") will be entitled to notice of and to vote at the 2003 Annual Meeting or any adjournments thereof. On the Record Date, there were issued and outstanding (i) 20,516,135 shares of the Company's Class A Common Stock, each of which is entitled to one vote, (ii) 31,250,000 shares of the Company's Class B Common Stock, each of which is entitled to ten votes and
(iii) 4,333 shares of the Company's Series B Preferred Stock, each of which is entitled to 100 votes. Of that total, (a) 11,650,000 shares of the Company's Class A Common Stock, (b) all of the shares of the Company's Class B Common Stock, and (c) all of the shares of the Company's Series B Preferred Stock (each of which are convertible into 100 shares of the Company's Class A Common Stock) are beneficially owned by MacAndrews & Forbes Holdings Inc. ("MacAndrews Holdings"), a corporation wholly owned indirectly through Mafco Holdings Inc. ("Mafco Holdings" and, collectively with MacAndrews Holdings, "MacAndrews & Forbes") by Ronald O. Perelman, Chairman of the Board of Directors of the Company. The shares identified in subclauses (a), (b) and (c) above owned by MacAndrews & Forbes represent approximately 97% of the combined voting power of the outstanding shares of the Company which are entitled to vote at the 2003 Annual Meeting, which includes the Company's Common Stock and Series B Preferred Stock. The presence in person or by duly executed proxy of the holders of a majority in total number of votes of the issued and outstanding shares of Common Stock and the Series B Preferred Stock entitled to vote at the 2003 Annual Meeting is necessary to constitute a quorum in order to transact business. MacAndrews & Forbes has informed the Company that it will vote FOR the election to the Board of Directors of each of the nine nominees identified in this Proxy Statement. Accordingly, the affirmative vote of MacAndrews & Forbes is sufficient, without the concurring vote of any other stockholder of the Company, to approve and adopt proposal No. 1 which is to be considered at the 2003 Annual Meeting.


     If shares of Class A Common Stock are held as of the Record Date for the account of participants under the Revlon Employees' Savings, Investment and Profit Sharing Plan (the "401(k) Plan"), Putnam Fiduciary Trust Company, the trustee for the 401(k) Plan, will vote those shares pursuant to the instructions given by the 401(k) Plan participants on their respective proxy cards. If the trustee does not receive voting instructions for shares held on account of a 401(k) Plan participant, the trustee will vote any such unvoted shares FOR the election of Directors. 401(k) Plan participants must deliver their proxy cards to the trustee in accordance with the instructions included with such card by May 23, 2003 to allow the trustee time to receive such voting instructions and vote on behalf of participants in the 401(k) Plan.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     The Board of Directors of the Company, pursuant to the By-laws of the Company, has fixed the number of directors at nine effective as of the date of the 2003 Annual Meeting. The directors nominated for election will be elected at the 2003 Annual Meeting to serve until the next succeeding Annual Meeting of the Company and until their successors are elected and shall have qualified. All of the nominees are currently members of the Board of Directors. All nominees, if elected, are expected to serve until the next succeeding Annual Meeting. The proxies solicited hereby will be voted FOR the election of the nominees listed herein.

     The Board of Directors has been informed that all of the nominees are willing to serve as directors, but if any of them should decline or be unable to serve, the Board of Directors may, unless the Board by resolution provides for a lesser number of directors, designate substitute nominees, in which event the individuals named in the enclosed proxy will vote for the election of such substitute nominee or nominees. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve.


             VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

     The election to the Board of Directors of each of the nine nominees identified in this Proxy Statement will require the affirmative vote of a plurality of the votes cast by the holders of shares of Common Stock and the Series B Preferred Stock present in person or represented by proxy at the 2003 Annual Meeting and entitled to vote. In tabulating the vote, abstentions will be disregarded and have no effect on the outcome of the vote. MacAndrews & Forbes has informed the Company that it will vote FOR the election to the Board of Directors of each of the nine nominees identified in this Proxy Statement.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION TO THE BOARD OF DIRECTORS OF EACH OF THE NINE NOMINEES IDENTIFIED BELOW.


NOMINEES FOR ELECTION AS DIRECTORS

     The name, age (as of December 31, 2002), principal occupation for the last five years, selected biographical information and period of service as a director of the Company of each of the nominees for election as a director are set forth below.

     MR. PERELMAN (59) has been Chairman of the Board of Directors of the Company and of the Company's wholly-owned subsidiary Revlon Consumer Products Corporation ("Products Corporation") since June 1998, Chairman of the Executive Committee of the Board of the Company and of Products Corporation since November 1995, and a Director of the Company and of Products Corporation since their respective formations in 1992. Mr. Perelman has been Chairman of the Board and Chief Executive Officer of MacAndrews & Forbes and various of its affiliates since 1980. Mr. Perelman is also Chairman of the Executive Committee of the Board of Directors of M&F Worldwide Corp. ("M&F Worldwide") and Chairman of the Board of Directors of Panavision Inc. ("Panavision"). Mr. Perelman is also a Director of the following companies which file reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"): M&F Worldwide and Panavision.

     MR. STAHL (49) has been President and Chief Executive Officer of the Company and Products Corporation since February 2002 and a Director of the Company and Products Corporation since March 2002. Mr. Stahl served as President and Chief Operating Officer of The Coca-Cola Company ("Coca-Cola") from February 2000 to March 2001. Prior to that, Mr. Stahl held various senior executive positions at Coca-Cola where he began his career in 1979. Mr. Stahl is also a Director of the United Negro College Fund and a trustee of Claremont University.

     MR. DRAPKIN (54) has been a Director of the Company and of Products Corporation since their respective formations in 1992. He has been Vice Chairman of the Board of MacAndrews & Forbes and various of its affiliates since 1987. Mr. Drapkin was a partner in the law firm of Skadden, Arps, Slate,

Meagher & Flom for more than five years prior to 1987. Mr. Drapkin is also a Director of the following companies which file reports pursuant to the Exchange
Act: Anthracite Capital, Inc., BlackRock Asset Investors, The Molson Companies Limited, Panavision, Playboy Enterprises, Inc., SIGA Technologies, Inc. and Warnaco Group, Inc.

     PROFESSOR FELDBERG (60) has been a Director of the Company since February 1997. Professor Feldberg has been the Dean of Columbia Business School, New York City, for more than the past five years. Professor Feldberg is also a Director of the following companies which file reports pursuant to the Exchange
Act: Federated Department Stores, Inc., PRIMEDIA Inc. ("PRIMEDIA"), Sappi Limited and Select Medical Corporation. In addition, UBS Global Asset Management (US) Inc. (formerly known as Brinson Advisors, Inc.) is a wholly-owned subsidiary of UBS AG and Professor Feldberg is also a director or trustee of 34 investment companies (consisting of 55 portfolios) for which UBS Global Asset Management, Inc., UBS Paine Webber Inc. or one of its affiliates serves as investment advisor, sub-advisor or manager (the "UBS Investment Companies"). In addition to being a member of the Company's Audit Committee, Professor Feldberg also serves as Chairman of the Audit Committee of PRIMEDIA and is a member of the Audit Committee of each of the UBS Investment Companies.

     MR. GITTIS (68) has been a Director of the Company and of Products Corporation since their respective formations in 1992 and Vice Chairman of Products Corporation since June 2002. He has been Vice Chairman of the Board of MacAndrews & Forbes and various of its affiliates since 1985. Mr. Gittis is also a Director of the following companies which file reports pursuant to the Exchange Act: Jones Apparel Group, Inc., Loral Space & Communications Ltd. and M&F Worldwide.

     MR. LANDAU (72) has been a Director of the Company since June 1996. Prior to his retirement in January 2003, Mr. Landau was Of Counsel at the law firm of Wolf, Block, Schorr and Solis-Cohen LLP since February 1998, and was a Senior Partner of Lowenthal, Landau, Fischer & Bring, P.C., a predecessor to such firm, for more than five years prior to that date. He has been a Director of Products Corporation since June 1992.

     MS. ROBINSON (49) has been a Director of the Company since June 1996. Ms. Robinson has been Chairman of Robinson Lerer & Montgomery, LLC, a New York City strategic communications consulting firm, since May 1996. Ms. Robinson was Chief Executive Officer of Robinson Lerer & Montgomery from May 1996 until January 2002. In March 2000, Robinson Lerer & Montgomery was acquired by Young & Rubicam Inc. ("Y&R") and Ms. Robinson has served as Vice Chairman of Y&R since March 2000. In October 2000, Y&R was acquired by the WPP Group plc. For more than five years prior to May 1996, she was Chairman of the Board and Chief Executive Officer of Robinson Lerer Sawyer Miller Group or its predecessors. Ms. Robinson is also a member of the NYU Hospitals Center Board of Trustees.

     MR. SEMEL (59) has been a Director of the Company since June 1996. Mr. Semel has been Chairman and Chief Executive Officer of Yahoo! Inc. ("Yahoo!") since May 2001. Mr. Semel has been Chairman of Windsor Media, Inc., Los Angeles, a diversified media company, since October 1999. He was Chairman of the Board and Co-Chief Executive Officer of the Warner Bros. Division of Time Warner Entertainment LP ("Warner Brothers"), Los Angeles, from March 1994 until October 1999 and of Warner Music Group, Los Angeles, from November 1995 until October 1999. For more than ten years prior to that he was President of Warner Brothers or its predecessor, Warner Bros. Inc. Mr. Semel is also a Director of the following companies which file reports pursuant to the Exchange Act: Yahoo! and Polo Ralph Lauren Corporation.

     MS. STEWART (61) has been a Director of the Company since June 1996. Ms. Stewart is the Chairman of the Board and Chief Executive Officer of Martha Stewart Living Omnimedia, Inc., New York City (formerly Martha Stewart Living Omnimedia, LLC, New York City). She is an author, founder of the magazine "Martha Stewart Living," creator of a syndicated daily television series, a syndicated newspaper column and a catalog company, and has been a lifestyle consultant and lecturer for more than twenty years. Ms. Stewart is also a Director of Martha Stewart Living Omnimedia, Inc., which files reports pursuant to the Exchange Act.

BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors has an Executive Committee, an Audit Committee and a Compensation and Stock Plan Committee (the "Compensation Committee"). In December 2002, the Board appointed a

Special Committee consisting of Messrs. Feldberg and Landau and Ms. Robinson to evaluate a proposed investment from MacAndrews & Forbes, as discussed in further detail below.

     The Executive Committee consists of Messrs. Perelman, Gittis and Stahl. The Executive Committee may exercise all of the powers and authority of the Board, except as otherwise provided under the Delaware General Corporation Law (the "DGCL"). The Executive Committee also serves as the Company's nominating committee for Board membership.

                            AUDIT COMMITTEE REPORT

     The Audit Committee of the Company's Board of Directors currently consists of three independent directors, each of whom satisfy the existing independence, financial literacy and experience requirements of the New York Stock Exchange (the "NYSE"). The members of the Audit Committee are Messrs. Feldberg and Landau (Chairman) and Ms. Robinson, each of whom was a member of the Audit Committee during all of 2002 and remains a member of the Audit Committee as of the date of this report.

     The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which was filed with the Company's proxy statement for its 2001 Annual Meeting and which is reviewed annually by the Audit Committee. While the charter has not been amended since such filing, the Audit Committee expects to revise its charter during 2003 to take into account the provisions of the Sarbanes-Oxley Act of 2002, as well as any rules of the Securities and Exchange Commission ("SEC") and the NYSE which become final and effective.

     The Audit Committee's policy is to provide assistance to the Board of Directors in fulfilling its oversight responsibility to the stockholders, potential stockholders, the investment community and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements and the legal compliance and ethics programs as established by management and the Board. Beginning with the Company's fiscal year ending December 31, 2003, the Audit Committee will be directly responsible for the appointment, compensation, retention and oversight of the Company's independent auditors. In this regard, the Audit Committee has selected KPMG LLP as the Company's independent accountants for 2003.

     The Audit Committee discusses with the auditors their independence from management, reviews the plan, scope and results of the audit, and reviews with the auditors and management the Company's policies and procedures with respect to internal accounting and financial controls, changes in accounting policies and the scope of the non-audit services which may be performed by the Company's independent auditors, among other things. The Audit Committee also reviews with management and the auditors the Company's interim financial statements and its annual financial statements, which are included in the Company's Quarterly Reports on Form 10-Q and its Annual Report on Form 10-K. Section 302 of the Sarbanes-Oxley Act of 2002 and the rules adopted under such act require the Company's CEO and CFO to certify as to certain specified matters for each of the Company's periodic reports on Forms 10-K and 10-Q. In connection with making such certifications, the CEO and CFO must disclose to the Audit Committee (i) all significant deficiencies in the design or operation of the Company's internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data and that they have identified for the Company's auditors any material weaknesses in internal controls; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls. Such rules became effective beginning with the Company's quarterly report on Form 10-Q for the period ended June 30, 2002 and since such time the Audit Committee has met with the CEO and CFO to enable the Company's CEO and CFO to make the required certifications.

     Management is responsible for the Company's financial reporting process, the preparation of consolidated financial statements in accordance with generally accepted accounting principles, and ensuring that the Company's system of internal controls and procedures is designed to ensure compliance with accounting standards and applicable laws and regulations. The Company's independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit

Committee's responsibility is, in an oversight role, to monitor, oversee and review these processes. In this context, the Audit Committee has met and held in depth discussions with management and the independent accountants on a regular basis during 2002, including regular executive sessions with the Company's independent auditors.

     Management represented to the Audit Committee that the Company's audited consolidated financial statements for the year 2002 were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU
Section 380). The Audit Committee has received the written disclosures and the letter from the Company's independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) describing all relationships between the independent accountants and the Company that might bear on the independent accountant's independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee has discussed with the independent accountants any relationship that may have an impact on that firm's objectivity and independence and satisfied itself as to the independent accountant's independence. The Audit Committee also considered whether the provision of non-audit services by the independent accountants is compatible with maintaining the independent accountant's independence. The Audit Committee also reviewed, among other things, the amount of fees paid to the independent accountants for audit and non-audit services (See "Audit Fees").

     Based on the Audit Committee's aforementioned review and discussions of the Company's audited consolidated financial statements with management, the Company's internal auditors and the independent accountants and the other reviews and discussions with auditors referred to in the preceding paragraph, subject to the limitations on our role and responsibility described above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the SEC.

Respectfully submitted,

Audit Committee
Edward J. Landau, Esq., Chairman
Meyer Feldberg
Linda Gosden Robinson

     The Compensation Committee, currently consisting of Messrs. Gittis, Drapkin, Landau and Semel, makes recommendations to the Board of Directors regarding compensation and incentive arrangements (including performance-based arrangements and bonus awards under the Revlon Executive Bonus Plan) for the Chief Executive Officer, other executive officers, officers and other key managerial employees of the Company. The Compensation Committee also considers and recommends awards ("Awards") pursuant to the Revlon, Inc. Amended and Restated 1996 Stock Plan (the "Amended Stock Plan"), as may be amended and restated from time to time, and administers such plan.

     Beginning in 2001, pursuant to the terms of the Revlon Executive Bonus Plan, the Compensation Committee may delegate to an administrator (who must be an employee or officer of the Company) (the "Compensation Administrator") the power and authority to administer the Revlon Executive Bonus Plan for employees of the Company, other than the Company's Chief Executive Officer and other covered employees as defined in Treasury Regulation 1.162-27(c)(2) ("Section 162(m) Officers"), which would include the authority to set business and personal performance objectives, to determine whether such objectives were met, to determine whether bonus awards would be paid out or deferred and to determine whether an award should be reduced or eliminated. Additionally, in 2001 Section 157(c) of the DGCL was amended to provide that the Company's Board of Directors (or the Compensation Committee acting on behalf of the Board) may authorize one or more officers of the Company (the "Stock Plan Administrator") to designate officers and employees of the Company or of any of its subsidiaries to be issued Awards under the Amended Stock Plan and to determine the number of options, shares or other rights to be issued to such officers and employees. The terms of the Awards, including the exercise price of any options (which may be determined pursuant to a formula, which in the case of the Amended Stock Plan is the closing price of the Company's Class A Common Stock on the NYSE on the grant date), as well as the total number of options, shares or other rights that may be awarded by the Stock Plan Administrator, must be set by the Board of Directors or the Compensation Committee acting on behalf of the Board within the resolutions appointing the Stock Plan Administrator. The Stock Plan Administrator may not, however, designate himself or herself as a recipient of an Award under the Amended Stock Plan; any such Award must be approved by the Board or the Compensation Committee acting on behalf of the Board.

     During 2002, the Compensation Committee approved Awards of stock options and restricted shares to the Chief Executive Officer, the Named Executive Officers (as defined below), members of the Company's Operating Committee, comprised of the 12 most senior executives at the Company (including the Named Executive Officers), and other key employees. The total amount of options and restricted shares were expressly approved by the Compensation Committee as were the specific grants to the Chief Executive Officer, other Named Executive Officers and members of the Operating Committee. The Compensation Committee delegated to the Company's Chief Executive Officer and Senior Vice President Human Resources the authority to execute the specific grants to other eligible employees pursuant to formulas and guidelines approved by the Compensation Committee.

     During 2002, the Compensation Committee approved the total amount of bonuses payable pursuant to the Company's Executive Bonus Plan, approved the specific bonus payment to the Company's Chief Executive Officer and approved a specific formula and guidelines which were used by the Company's Chief Executive Officer and Senior Vice President Human Resources to determine bonus amounts for other eligible employees.

     During 2002, the Board of Directors held six meetings and acted three times by unanimous written consent, the Executive Committee acted two times by unanimous written consent, the Audit Committee held nine meetings and acted two times by unanimous written consent and the Compensation Committee held four meetings and acted 12 times by unanimous written consent.


COMPENSATION OF DIRECTORS

     Directors who currently are not receiving compensation as officers or employees of the Company or any of its affiliates ("Non-Employee Directors") are paid an annual retainer fee of $35,000, payable in quarterly installments, and a fee of $1,000 for each meeting of the Board of Directors or any committee thereof that they attend. In addition, on December 17, 2002, the Compensation Committee granted options to purchase 7,500 shares of the Company's Class A Common Stock to each of the Company's Non-Employee Directors, which options consist of non-qualified options having a term of 10 years, vest 25% on each anniversary of the grant date and will become 100% vested on the fourth anniversary of the grant date, and have an exercise price equal to $3.45, the per share closing price on the NYSE of the Company's Class A Common Stock on the grant date.

     Effective January 1, 2003, in recognition of their increased responsibilities, members of the Audit Committee are paid an annual Audit Committee retainer fee of $10,000, in addition to any annual retainer fee for Board membership, and a per meeting fee of $1,500 for each meeting of the Audit Committee that they attend.

     On December 17, 2002, the Company's Board of Directors appointed a special committee of independent directors (the "Special Committee") to evaluate a $150 million investment proposal made by MacAndrews & Forbes. The Board designated Messrs. Feldberg and Landau and Ms. Robinson as the members of the Special Committee, which was authorized to evaluate the proposed financing transactions between the Company and MacAndrews & Forbes. The Special Committee retained independent legal counsel and an investment advisor to assist in its evaluation. The Special Committee held 10 meetings between December 17, 2002 and January 31, 2003. On January 31, 2003, the Compensation Committee approved a one-time retainer fee of $25,000 per member of the Special Committee, as well as a per meeting fee of $2,000 for each meeting of the Special Committee that they attended.

                               EXECUTIVE OFFICERS


     The following table sets forth each of the executive officers of the Company as of December 31, 2002, except for Mr. Jeffrey M. Nugent, who was President and Chief Executive Officer of the Company from December 1999 until February 14, 2002.


NAME                  POSITION
-------------------   ----------------------------------------------------------
Jack L. Stahl         President and Chief Executive Officer
Douglas H. Greeff     Executive Vice President and Chief Financial Officer
Paul E. Shapiro       Executive Vice President and Chief Administrative Officer
Jeffrey M. Nugent     Former President and Chief Executive Officer

     The following sets forth the ages, positions held with the Company and selected biographical information for the executive officers of the Company, in each case as of December 31, 2002.

     MR. STAHL (49) has been President and Chief Executive Officer of the Company and Products Corporation since February 2002 and a Director of the Company and Products Corporation since March 2002. Mr. Stahl served as President and Chief Operating Officer of Coca-Cola from February 2000 to March 2001. Prior to that, Mr. Stahl held various senior executive positions at Coca-Cola where he began his career in 1979. Mr. Stahl is also a Director of the United Negro College Fund and a trustee of Claremont University.

     MR. GREEFF (46) has been Executive Vice President and Chief Financial Officer of the Company and of Products Corporation since May 2000. From September 1998 to May 2000, he was Managing Director, Fixed Income Global Loans, and Co-head of Leverage Finance at Salomon Smith Barney Inc. From January 1994 until August 1998, Mr. Greeff was Managing Director, Global Loans and Head of Leverage and Acquisition Finance at Citibank N.A.

     MR. SHAPIRO (61) has been Executive Vice President and Chief Administrative Officer of the Company since August 2001 and of Products Corporation since September 2001. From June 1998 until July 2001, he was Executive Vice President and Chief Administrative Officer of Sunbeam Corporation ("Sunbeam") and The Coleman Company, Inc. ("Coleman"). Mr. Shapiro served as a Director of Coleman from June 1998 until July 2001. Mr. Shapiro previously held the position of Executive Vice President of Coleman from July 1997 until its acquisition by Sunbeam in March 1998. From January 1994, before joining Coleman, he was Executive Vice President and Chief Administrative Officer of Marvel Entertainment Group, Inc. Mr. Shapiro is a member of the Board of Directors of Toll Brothers, Inc., which files reports pursuant to the Exchange Act.

     MR. NUGENT (56) was President and Chief Executive Officer of the Company and of Products Corporation from December 1999 until February 2002. He had been a Director of the Company and of Products Corporation since February 2000. He had been Worldwide President and Chief Executive Officer of Neutrogena Corporation from January 1995 until December 1999. Prior to that, Mr. Nugent held various senior executive positions at Johnson & Johnson.


                             EXECUTIVE COMPENSATION

     The following table sets forth information for the years indicated concerning the compensation awarded to, earned by or paid to the persons who served as Chief Executive Officer of the Company during 2002 and the four most highly paid executive officers (see footnote (a) below), other than the Chief Executive Officer, who served as executive officers of the Company during 2002 (collectively, the "Named Executive Officers"), for services rendered in all capacities to the Company and its subsidiaries during such periods.

                           SUMMARY COMPENSATION TABLE

                                                                                           LONG-TERM
                                                                                         COMPENSATION
                                                  ANNUAL COMPENSATION (a)                   AWARDS
                                         ----------------------------------------- -------------------------
                                                                                    RESTRICTED                 ALL OTHER
                                                                     OTHER ANNUAL      STOCK     SECURITIES      ANNUAL
                                            SALARY                   COMPENSATION     AWARDS     UNDERLYING   COMPENSATION
NAME AND PRINCIPAL POSITION        YEAR      ($)        BONUS ($)         ($)         ($)(b)       OPTIONS        ($)
--------------------------------- ------ ----------- -------------- -------------- ------------ ------------ -------------
Jack L. Stahl ................... 2002    1,125,000    1,300,000         82,999     3,060,000      400,000     3,966,746
 President and Chief
 Executive Officer (c)

Douglas H. Greeff ............... 2002      811,365     600,960          16,670       183,600       75,000         8,974
 Executive Vice President         2001      731,375     511,200          16,513       153,000       50,000         8,786
 and Chief Financial              2000      422,500     450,000           7,868            --      100,000            --
 Officer (d)

Paul E. Shapiro ................. 2002      500,000     225,000          72,092            --      200,000            --
 Executive Vice President         2001      207,692     500,000           5,671       153,000      100,000            --
 and Chief Administrative
 Officer (e)

Jeffrey M. Nugent ............... 2002      170,000          --          31,986            --           --     1,632,593
 Former President and             2001    1,150,000          (f)        333,078       306,000       75,000       194,953
 Chief Executive Officer (f)      2000    1,000,000     500,000         430,948            --      100,000       489,454

----------
(a) The amounts shown in Annual Compensation for 2002, 2001 and 2000 reflect salary, bonus and other annual compensation (including perquisites and other personal benefits valued in excess of $50,000) and amounts reimbursed for payment of taxes awarded to, earned by or paid to the persons listed for services rendered to the Company and its subsidiaries. For the periods reported, the Company had an Executive Bonus Plan in which executives participated (including Messrs. Stahl, Greeff and Shapiro) (see "Employment Agreements and Termination of Employment Arrangements"). The Executive Bonus Plan provided for payment of cash compensation upon the achievement of predetermined business and personal performance objectives during the calendar year which are established by the Compensation Committee. The Company did not have any "executive officers" during 2002 other than Messrs. Stahl, Greeff, Shapiro and Nugent. Accordingly, for 2002 the Company is reporting the compensation of Messrs. Stahl, Greeff, Shapiro and Nugent. On February 19, 2002, the Company announced its appointment of Jack L. Stahl as its President and Chief Executive Officer. Mr. Shapiro's compensation is reported for 2002 and 2001 only because he did not serve as an executive officer of the Company prior to 2001. Effective February 14, 2002, Jeffrey M. Nugent, the Company's former President and Chief Executive Officer, ceased employment with the Company.

(b) See footnotes (c), (d), (e) and (f) below for information concerning the number, value and vesting schedules on restricted stock awards to the Named Executive Officers under the Amended Stock Plan. The options granted to the Named Executive Officers during 2002 pursuant to the Amended Stock Plan are discussed below under "Option Grants in the Last Fiscal Year."

(c) Mr. Stahl became President and Chief Executive Officer of the Company during February 2002. Mr. Stahl received a guaranteed bonus of $1,300,000 in respect of 2002 pursuant to the terms of his employment agreement. The amount shown for Mr. Stahl under Other Annual Compensation for 2002 includes $82,999 in respect of gross ups for taxes on imputed income arising out of (i) personal use of a Company-provided automobile, (ii) premiums paid or reimbursed by the Company in respect of life insurance,
       (iii) reimbursements for mortgage principal and interest payments pursuant to Mr. Stahl's employment agreement and (iv) relocation expenses paid or reimbursed by the Company in 2002. The amount shown under All Other Compensation for 2002 reflects (i) $7,350 in Company-paid relocation expenses, (ii) $13,081 in respect of life insurance premiums,
       (iii) $79,315 of additional compensation in respect of interest and principal payments on a mortgage loan which Products Corporation made to Mr. Stahl to purchase a principal residence in the New York metropolitan area pursuant to his employment agreement (See "Employment Agreements and Termination of Employment Arrangements"), (iv) $6,000 in respect of matching contributions under the Revlon Employees' Savings, Investment and Profit Sharing Plan, (v) $15,000 in respect of matching contributions under the Revlon Excess Savings Plan for Key Employees, and (vi) $3,846,000 for imputed income in connection with receipt of an Award of restricted stock reflected in the Summary Compensation Table as to which he made an election pursuant to Section 83(b) of the Internal Revenue Code. On February 17, 2002 (the "Stahl Grant Date"), Mr. Stahl was awarded a grant of 470,000 shares of restricted stock under the Amended Stock Plan and 530,000 shares of restricted stock under the

       Revlon, Inc. 2002 Supplemental Stock Plan (the "Supplemental Stock Plan"). The value of the restricted stock Awards to Mr. Stahl reflected in the table are based on $3.06, the per share closing price of the Company's Class A Common Stock on the NYSE on December 31, 2002. Provided Mr. Stahl remains continuously employed by the Company, his 2002 restricted stock Award will vest as to one-third of the restricted shares on the day after which such 20-day average of the closing price of the Company's Class A Common Stock on the NYSE equals or exceeds $20.00 per share, an additional one-third of such restricted shares will vest on the day after which such 20-day average closing price equals or exceeds $25.00 per share and the balance will vest on the day after which such 20-day average closing price equals or exceeds $30.00 per share, provided
       (i) subject to clause (ii) below, no portion of Mr. Stahl's restricted stock Award will vest until the second anniversary of the Stahl Grant Date, unless such 20-day average closing price has equaled or exceeded $25.00 per share, (ii) all of the shares of restricted stock awarded to Mr. Stahl will vest immediately in the event of a "change in control" as defined in Mr. Stahl's restricted stock agreement and (iii) on June 18, 2004, restrictions shall lapse as to 250,000 shares of such restricted stock, on the fourth anniversary of the Stahl Grant Date restrictions shall lapse as to an additional 250,000 shares of such restricted stock and on the fifth anniversary of the Stahl Grant Date, restrictions shall lapse as to 500,000 shares of such restricted stock as to which restrictions had not previously lapsed. In the event that, prior to the fifth anniversary of the Stahl Grant Date, and subject to clause (ii) of the prior sentence, Mr. Stahl's employment with the Company terminates
       (a) as a result of Mr. Stahl's "disability," (b) is terminated by Mr. Stahl with "good reason" or (c) is terminated by the Company other than for "cause" (as each such term is defined or described in Mr. Stahl's employment agreement), restrictions shall lapse with respect to an additional number of shares of restricted stock, if any, such that the aggregate number of shares of restricted stock as to which restrictions shall have lapsed will equal the greater of (i) 250,000 and (ii) the product of (X) 1,000,000 and (Y) a fraction, the numerator of which is the number of full calendar months during which Mr. Stahl was employed after the Stahl Grant Date (disregarding service prior to March 1, 2002) and the denominator of which is 60. In addition, if Mr. Stahl's employment is terminated by Mr. Stahl for "good reason" or is terminated by the Company other than for "cause" or "disability" (as each such term is defined or described in Mr. Stahl's employment agreement) during the 120-day period immediately preceding the date of a "change in control" (as defined in Mr. Stahl's restricted stock agreement), then the shares of restricted stock previously forfeited upon such termination of employment will be reinstated and the restrictions relating thereto will lapse and such shares will be deemed fully vested as of the date of the change in control. In the event that cash or any in-kind distributions are made in respect of the Company's Common Stock prior to the lapse of the restrictions relating to any of Mr. Stahl's restricted stock as to which the restrictions have not lapsed, such dividends will be held by the Company and paid to Mr. Stahl when, and if, the restrictions on such restricted stock lapse (other than the subscription rights that the Company intends to offer in its upcoming $50 million equity rights offering, which Mr. Stahl has waived).

(d) Mr. Greeff served as Executive Vice President and Chief Financial Officer of the Company during 2000, 2001 and 2002. In 2002, Mr. Greeff received a bonus of $600,960, of which $200,960 was paid pursuant to the terms of his employment agreement as a special bonus in respect of a loan payment (see "Employment Agreements and Termination of Employment Arrangements") and the balance of $400,000 was a discretionary bonus paid in respect of 2002 pursuant to the Revlon Executive Bonus Plan. The amount shown for Mr. Greeff under Other Annual Compensation for 2002 includes $16,670 in respect of gross ups for taxes on imputed income arising out of personal use of a Company-provided automobile. The amount shown under All Other Compensation for 2002 reflects (i) $2,974 in respect of life insurance premiums and (ii) $6,000 in respect of matching contributions under the Revlon Employees' Savings, Investment and Profit Sharing Plan. On September 17, 2002 (the "2002 Grant Date"), Mr. Greeff was awarded a grant of 60,000 shares of restricted stock under the Amended Stock Plan. The value of the 2002 restricted stock Award to Mr. Greeff reflected in the table is based on $3.06, the per share closing price of the Company's Class A Common Stock on the NYSE on December 31, 2002. Provided Mr. Greeff remains continuously employed by the Company, his 2002 restricted stock Award will vest as to one-third of the restricted shares on the day after which the 20-day average of the closing price of the Company's Class A Common Stock on the NYSE equals or exceeds $20.00 per share, an additional one-third of such restricted shares will vest on the day after which such 20-day average closing price equals or exceeds $25.00 per share and the balance will vest on the day after which such 20-day average closing price equals or exceeds $30.00 per share, provided (i) subject to clause (ii) below, no portion of Mr. Greeff's 2002 restricted stock Award will vest until the second anniversary of the 2002 Grant Date, (ii) all of the shares of restricted stock awarded to Mr. Greeff in 2002 will vest immediately in the event of a "change in control" (as defined in Mr. Greeff's restricted stock agreement) and (iii) all of the shares of restricted stock granted to Mr. Greeff in 2002 which have not previously vested will fully vest on the third anniversary of the 2002 Grant Date. No dividends will be paid on Mr. Greeff's unvested restricted stock granted in 2002. Mr. Greeff received a bonus of $511,200 in respect of 2001, of which $211,200 was paid pursuant to the terms of his employment agreement as a special bonus in respect of a loan payment (see "Employment Agreements and Termination of Employment Arrangements") and the balance of $300,000 was paid in respect of 2001 pursuant to the Revlon Executive Bonus Plan as a short-term cash bonus in recognition of the Company's successful refinancing of its credit agreement in 2001 with a new 2001 Credit Agreement and issuing Products Corporation's new 12% Senior Secured Notes. $150,000 of Mr. Greeff's bonus in respect of 2001 was paid in 2002 and the remaining $150,000 was paid in 2003. The amount shown for Mr. Greeff under Other Annual Compensation for 2001 includes $16,513 in respect of gross ups for taxes on imputed income arising out of personal use of a Company-provided automobile. The amounts shown under All Other Compensation for 2001 reflect (i) $4,436 in respect of life insurance premiums and (ii) $4,350 in respect of matching contributions under the Revlon Employees' Savings, Investment and Profit Sharing Plan. On June 18, 2001 (the "2001 Grant Date"), Mr. Greeff was awarded a grant of 50,000 shares of restricted stock under the Amended Stock Plan. The value of the 2001 restricted stock Award to Mr. Greeff reflected in the table is based on $3.06, the per share closing price of the Company's Class A Common Stock on the NYSE on December 31, 2002. Provided Mr. Greeff remains continuously employed by the Company, his 2001 restricted stock Award will vest as to one-third of the restricted shares on the day after which the 20-day average of the closing price of the Company's Class A Common Stock on the NYSE equals or exceeds $20.00 per share, an additional one-third of such restricted shares will vest on the day after which such 20-day average closing price equals or exceeds $25.00 per share and the balance will vest on the day after which such 20-day average closing price equals or exceeds $30.00 per share, provided (i) subject to clause (ii) below, no portion of Mr. Greeff's 2001 restricted stock Award will vest until the second anniversary of the 2001 Grant Date, (ii) all of the shares of restricted stock awarded to Mr. Greeff in 2001 will vest immediately in the event of a "change in control" (as defined in Mr. Greeff's restricted stock agreement) and (iii) all of the shares of restricted stock awarded to Mr. Greeff in 2001 which have not previously vested will fully vest on the third anniversary of the 2001 Grant Date. No dividends will be paid on Mr. Greeff's unvested restricted stock granted in 2001. Mr. Greeff received a bonus of $450,000 in respect of 2000 pursuant to the terms of his employment agreement. The amount shown for Mr. Greeff under Other Annual Compensation for 2000 includes $7,868 in respect of gross ups for taxes on imputed income arising out of personal use of a Company-provided automobile.

(e) Mr. Shapiro served as Executive Vice President and Chief Administrative Officer of the Company during 2001 and 2002. Mr. Shapiro received a discretionary bonus of $225,000 in respect of 2002 pursuant to the Revlon Executive Bonus Plan. The $72,092 shown for Mr. Shapiro under Other Annual Compensation for 2002 includes (i) $17,014 in respect of gross ups for taxes on imputed income arising out of personal use of a Company-provided automobile, (ii) $18,908 in respect of health and country club membership reimbursements and (iii) $20,450 relating to personal use of a Company car. Mr. Shapiro received a bonus of $500,000 in respect of 2001 pursuant to the terms of his employment agreement. The amount shown for Mr. Shapiro under Other Annual Compensation for 2001 includes $5,671 in respect of gross ups for taxes on imputed income arising out of personal use of a Company-provided automobile. On the 2001 Grant Date, Mr. Shapiro was awarded a grant of (subject to his election as an executive officer of the Company) 50,000 shares of restricted stock under the Amended Stock Plan. The value of the 2001 restricted stock Award to Mr. Shapiro reflected in the table is based on $3.06, the per share closing price of the Company's Class A Common Stock on the NYSE on December 31, 2002. Provided Mr. Shapiro remains continuously employed by the Company, his 2001 restricted stock Award will vest as to one-third of the restricted shares on the day after which the 20-day average of the closing price of the Company's Class A Common Stock on the NYSE equals or exceeds $20.00 per share, an additional one-third of such restricted shares will vest on the day after which such 20-day average closing price equals or exceeds $25.00 per share and the balance will vest on the day after which such 20-day average closing price equals or exceeds $30.00 per share, provided (i) subject to clause (ii) below, no portion of Mr. Shapiro's 2001 restricted stock Award will vest until the second anniversary of the 2001 Grant Date, (ii) all of the shares of restricted stock awarded to Mr. Shapiro in 2001 will vest immediately in the event of a "change in control" (as defined in Mr. Shapiro's restricted stock agreement), and (iii) all of the shares of restricted stock granted to Mr. Shapiro in 2001 which have not previously vested will fully vest on the third anniversary of the 2001 Grant Date. Mr. Shapiro will be considered to have been continuously employed by the Company if his employment agreement is not extended beyond its initial term, which expires on July 31, 2003, or his employment is terminated prior to June 18, 2003, unless (i) Mr. Shapiro terminates his employment other than for "good reason" (as such term is defined in the Revlon Executive Severance Policy) or (ii) he is terminated by the Company for "cause" (as such term is defined in Mr. Shapiro's employment agreement). No dividends will be paid on Mr. Shapiro's unvested restricted stock granted in 2001.

(f) Mr. Nugent served as President and Chief Executive Officer of the Company during all of 2000 and 2001 and part of 2002. Mr. Nugent ceased employment with the Company effective February 14, 2002 and was not entitled to a bonus in respect of 2001 or 2002. The amount shown for Mr. Nugent under Other Annual Compensation for 2002 includes $31,986 in respect of gross ups for taxes on imputed income arising out of (i) personal use of a

       Company-provided automobile, (ii) premiums paid or reimbursed by the Company in respect of life insurance and (iii) reimbursements for mortgage principal and interest payments pursuant to Mr. Nugent's employment agreement. The amount shown under All Other Compensation for 2002 includes (i) $33,933 in respect of life insurance premiums, (ii) $11,801 of additional compensation in respect of interest and principal payments on a bank loan obtained by Mr. Nugent to purchase a principal residence in the New York metropolitan area pursuant to his employment agreement and (iii) $1,586,859 pursuant to Mr. Nugent's separation agreement. See "Employment Agreements and Termination of Employment Arrangements." The amount shown for Mr. Nugent under Other Annual Compensation for 2001 includes $333,078 in respect of gross ups for taxes on imputed income arising out of (i) personal use of a Company-provided automobile, (ii) premiums paid or reimbursed by the Company in respect of life insurance, (iii) reimbursements for mortgage principal and interest payments pursuant to Mr. Nugent's employment agreement and (iv) relocation expenses paid or reimbursed by the Company in 2001. The amount shown under All Other Compensation for 2001 reflects (i) $15,289 in respect of Company-paid relocation expenses, (ii) $38,058 in respect of life insurance premiums and (iii) $141,606 of additional compensation in respect of interest and principal payments on a bank loan obtained by Mr. Nugent to purchase a principal residence in the New York metropolitan area pursuant to his employment agreement. On the 2001 Grant Date, Mr. Nugent was awarded a grant of 100,000 shares of restricted stock under the Amended Stock Plan. The value of the 2001 restricted stock Award to Mr. Nugent reflected in the table is based on $3.06, the per share closing price of the Company's Class A Common Stock on the NYSE on December 31, 2002. Such restricted shares were cancelled upon Mr. Nugent's resignation. Mr. Nugent received a bonus of $500,000 in respect of 2000 pursuant to the terms of his employment agreement. The amount shown for Mr. Nugent under Other Annual Compensation for 2000 includes $430,948 in respect of gross ups for taxes on imputed income arising out of (i) personal use of a Company-provided automobile, (ii) premiums paid or reimbursed by the Company in respect of life insurance, (iii) reimbursements for mortgage principal and interest payments pursuant to Mr. Nugent's employment agreement and (iv) relocation expenses paid or reimbursed by the Company in 2000. The amount shown under All Other Compensation for 2000 reflects (i) $17,369 in respect of life insurance premiums, (ii) $365,880 in respect of Company-paid relocation expenses and (iii) $106,205 of additional compensation in respect of interest and principal payments on a bank loan obtained by Mr. Nugent to purchase a principal residence in the New York metropolitan area pursuant to his employment agreement.


                      OPTION GRANTS IN THE LAST FISCAL YEAR

       During 2002, the following grants of stock options were made pursuant to the Amended Stock Plan to the Named Executive Officers:


                                                                                                   GRANT
                                                                                                   DATE
                                                     INDIVIDUAL GRANTS                           VALUE (a)
                              ---------------------------------------------------------------   ----------
                                NUMBER OF        PERCENT OF
                                SECURITIES     TOTAL OPTIONS                                       GRANT
                                UNDERLYING       GRANTED TO        EXERCISE                        DATE
                                 OPTIONS        EMPLOYEES IN        OR BASE       EXPIRATION      PRESENT
NAME                           GRANTED (#)      FISCAL YEAR      PRICE ($/SH)        DATE        VALUE ($)
---------------------------   -------------   ---------------   --------------   ------------   ----------
Jack L. Stahl .............      400,000            12.0%             3.82          2/17/12     1,173,080

Douglas H. Greeff .........       50,000             1.5%             3.82          2/15/12     130,279
                                  25,000            0.75%             3.78          9/17/12      61,521

Paul E. Shapiro ...........      100,000             3.0%             4.05           8/8/12     273,245
                                 100,000             3.0%             3.78          9/17/12     246,083

Jeffrey M. Nugent .........           --              --               --                --          --

----------
(a) Grant Date Present Values were calculated using the Black-Scholes option pricing model. The model as applied used the Stahl Grant Date with respect to options granted to Mr. Stahl on such date, February 15, 2002 with respect to options granted to Mr. Greeff on such date, August 8, 2002 with respect to options granted to Mr. Shapiro on such date and the 2002 Grant Date with respect to options granted to Messrs. Greeff and Shapiro on such date. Stock option models require a prediction about the future movement of stock price. The following assumptions were made for purposes of calculating Grant Date Present Values: (i) a risk-free rate of return of 4.66% with respect to options granted to Mr. Stahl on the Stahl Grant Date, 4.66% with respect to options granted to Mr. Greeff on February 15, 2002, 3.96% with respect to options granted to Mr. Shapiro on August 8, 2002 and 3.49% with respect to options granted to Messrs. Greeff and Shapiro on the 2002 Grant Date, which were the rates as of the applicable grant dates for the U.S. Treasury Zero Coupon Bond issues with a remaining term similar to the expected term of the options; (ii) stock price volatility of 71% based upon the volatility of the stock price of the Company's Class A Common Stock; (iii) a constant dividend rate of zero percent; and (iv) that the options normally would be exercised on the final day of their seventh year after grant. No adjustments to the theoretical value were made to reflect the waiting period, if any, prior to vesting of the stock options or the transferability (or restrictions related thereto) of the stock options. The real value of the options in the table depends upon the actual performance of the Company's Class A Common Stock during the applicable period and upon when they are exercised.

       The option granted during 2002 under the Amended Stock Plan to Mr. Stahl was awarded on the Stahl Grant Date pursuant to his employment agreement, consists of non-qualified options having a term of 10 years and has an exercise price equal to $3.82, the per share closing price on the NYSE of the Company's Class A Common Stock on the Stahl Grant Date, as indicated on the table above. Provided Mr. Stahl continues his employment with the Company, such options will become exercisable as to one-half of the shares on the day after which the 20-day average of the closing price of the Company's Class A Common Stock on the NYSE equals or exceeds $30.00 per share and the balance will vest on the day after which such 20-day average closing price equals or exceeds $40.00 per share, provided (i) all of the shares underlying such option will vest immediately in the event of a "change in control" (as defined in Mr. Stahl's stock option agreement) and (ii) all of the shares underlying such option will fully vest on the fifth anniversary of the Stahl Grant Date, provided, however, that subject to clause (i) above, in the event that Mr. Stahl's employment with the Company terminates as a result of (a) Mr. Stahl's "disability," (b) is terminated by Mr. Stahl with "good reason" or (c) is terminated by the Company other than for "cause" (as each such term is defined or described in Mr. Stahl's employment agreement), the option will become exercisable as of the date of such termination with respect to an additional number of option shares, if any, such that the aggregate number of option shares that have become exercisable pursuant to his stock option agreement will equal the greater of (X) 100,000 and (Y) the product of (A) 400,000 and (B) a fraction, the numerator of which is the number of full calendar months during which Mr. Stahl was employed after the Stahl Grant Date (disregarding service prior to March 1, 2002) and the denominator of which is 60. Messrs. Shapiro and Greeff were each awarded a grant of options on the 2002 Grant Date which consist of non-qualified options having a term of 10 years, will vest 33.3% on each anniversary of the 2002 Grant Date, will vest immediately in the event of a "change in control" (as defined in each of Messrs. Shapiro's and Greeff's stock option agreements), will become 100% vested on the third anniversary of the 2002 Grant Date and have an exercise price equal to $3.78, the per share closing price on the NYSE of the Company's Class A Common Stock on the 2002 Grant Date, as indicated in the table above. The other options granted to Mr. Greeff in 2002 under the Amended Stock Plan were awarded on February 15, 2002 pursuant to his amended employment agreement, consist of non-qualified options having a term of 10 years, vest 25% on each anniversary of the grant date, will become 100% vested on the fourth anniversary of the grant date and have an exercise price equal to $3.82, the per share closing price on the NYSE of the Company's Class A Common Stock on such grant date, as indicated in the table above. The other options granted to Mr. Shapiro in 2002 under the Amended Stock Plan were awarded on August 8, 2002 pursuant to his employment agreement, consist of non-qualified options having a term of 10 years, vest 25% on each anniversary of the grant date, will become 100% vested on the fourth anniversary of the grant date and have an exercise price equal to $4.05, the per share closing price on the NYSE of the Company's Class A Common Stock on such grant date, as indicated in the table above. On the 2002 Grant Date, the Company also granted an option to purchase 100,000 shares of the Company's Class A Common Stock pursuant to the Amended Stock Plan to Mr. Perelman, the Chairman of the Board of Directors of the Company. Such option will vest 33.3% on each anniversary of the 2002 Grant Date, will vest immediately in the event of a "change in control" (as defined in Mr. Perelman's stock option agreement), will become 100% vested on the third anniversary of the 2002 Grant Date and has an exercise price of $3.78, the per share closing price on the NYSE of the Company's Class A Common Stock on the 2002 Grant Date. Also on the 2002 Grant Date, the Company granted 50,000 restricted shares of Class A Common Stock to Mr. Perelman pursuant to the Amended Stock Plan. Provided Mr. Perelman continues to provide services as a director to the Company, such 2002 restricted stock Award will vest as to one-third of the restricted shares on the day after which the 20-day average of the closing price of the Company's Class A Common Stock on the NYSE equals or exceeds $20.00 per share, an additional one-third of such restricted shares will vest on the day after which such 20-day average closing price equals or exceeds $25.00 per share and the balance will vest on the day after which such 20-day average closing price equals or exceeds $30.00 per share, provided (i) subject to clause (ii) below, no portion of such restricted stock Award will vest until the second anniversary of 2002 Grant Date, (ii) all of the shares of such restricted stock Award will vest immediately in the event of a "change in control" (as defined in Mr. Perelman's restricted stock agreement) and (iii) all of the shares of such restricted stock Award will fully vest on the third anniversary of the 2002 Grant Date.


                      AGGREGATED OPTION EXERCISES IN LAST
                 FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

     The following chart shows the number of stock options exercised during 2002 and the 2002 year-end value of the stock options held by the Named Executive Officers:


                                                            NUMBER OF SECURITIES           VALUE OF IN-THE-
                                                           UNDERLYING UNEXERCISED           MONEY OPTIONS
                                SHARES                       OPTIONS AT FISCAL            AT FISCAL YEAR-END
                             ACQUIRED ON      VALUE               YEAR-END                   EXERCISABLE/
                               EXERCISE      REALIZED    EXERCISABLE/UNEXERCISABLE          UNEXERCISABLE
NAME                         DURING 2002   DURING 2002    AT DECEMBER 31, 2002 (#)   AT DECEMBER 31, 2002 (a) ($)
--------------------------- ------------- ------------- --------------------------- -----------------------------
Jack L. Stahl ............. --            --                       --/400,000                     --
Douglas H. Greeff ......... --            --                   62,500/162,500                     --
Paul E. Shapiro ........... --            --                   25,000/275,000                     --
Jeffrey M. Nugent ......... --            --                            --/--                     --

----------
(a) Amounts shown represent the difference between the exercise price of the options (exercisable or unexercisable, as the case may be) and the market value of the underlying shares of the Company's Class A Common Stock at year end, calculated using $3.06, the December 31, 2002 per share closing price on the NYSE of the Company's Class A Common Stock. The actual value, if any, an executive may realize upon exercise of a stock option depends upon the amount by which the market price of shares of the Company's Class A Common Stock exceeds the exercise price per share when the stock options are exercised.


EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

     Each of Messrs. Stahl, Greeff and Shapiro has a current executive employment agreement with Products Corporation. Mr. Stahl's employment agreement provides that he will serve as President and Chief Executive Officer at a base salary of not less than $1,300,000 per annum, and that he receive a bonus of not less than $1,300,000 in respect of 2002 (which bonus was paid in February 2003) and grants of 1,000,000 shares of restricted stock and 400,000 options during 2002 (which grants were made on the Stahl Grant Date). At any time after February 28, 2002, Products Corporation may terminate Mr. Stahl's employment by 36 months' prior written notice of non-renewal.

     Mr. Greeff's employment agreement with Products Corporation, as amended, provides that he will serve as Chief Financial Officer at a base salary of not less than $650,000 per annum and that he receive a grant of (i) 50,000 restricted shares in 2001 (which grant was made on the 2001 Grant Date), (ii) 50,000 options in 2001 (which grant was made on March 26, 2001) and (iii) 50,000 options in 2002 (which grant was made on February 15, 2002). At any time after May 8, 2003, Products Corporation may terminate Mr. Greeff's employment by 24 months' prior written notice of non-renewal. During any such period after notice of non-renewal, Mr. Greeff would be deemed an employee at will and would be eligible for severance under Products Corporation's Executive Severance Policy (see "Executive Severance Policy").

     Mr. Shapiro's employment agreement with Products Corporation provides that he will serve as Executive Vice President and Chief Administrative Officer at a base salary of not less than $500,000 per annum and that he receive a $500,000 bonus in respect of 2001 (which bonus was paid in 2002) and a grant of (i) 50,000 restricted shares in 2001 (which grant was made on the 2001 Grant Date),
(ii) 100,000 options in 2001 (which grant was made on the 2001 Grant Date) and
(iii) 100,000 options in 2002 (which grant was made on August 8, 2002). At any time after July 31, 2003, either Products Corporation or Mr. Shapiro may terminate Mr. Shapiro's employment by providing written notice of non-renewal.

     Each of Messrs. Stahl's, Greeff's and Shapiro's employment agreement provides for participation in the Revlon Executive Bonus Plan and other executive benefit plans on a basis equivalent to other senior executives of the Company generally and for Company-paid supplemental disability insurance (except that Mr. Shapiro waived Company-provided life insurance coverage). Mr. Stahl's agreement provides for Company-paid supplemental term life insurance coverage with a death benefit of $10,000,000 during employment. The employment agreement for each of Messrs. Stahl, Greeff and Shapiro provides for protection of Company confidential information and includes a non-compete obligation.

     Mr. Stahl's employment agreement provides that in the event of termination of the term by Mr. Stahl for breach by the Company of a material provision of such agreement for "good reason" (as defined in Mr. Stahl's employment agreement), or by the Company prior to February 28, 2005 (otherwise than for "cause" or "disability" as each such term is defined or described in Mr. Stahl's employment agreement), Mr. Stahl would be entitled, at his election, to severance pursuant to Products Corporation's Executive Severance Policy (see "Executive Severance Policy") (other than the six-month limit on lump sum payments provided for in such policy, which six-month limit provision would not apply to Mr. Stahl) or continued payments of base salary through February 28, 2005 and continued participation in the Company's life insurance plan, which life insurance coverage is subject to a limit of two years, and medical plans subject to the terms of such plans through February 28, 2005 or until Mr. Stahl were covered by like plans of another company, and continued Company-paid supplemental term life insurance. In addition, Mr. Stahl's employment agreement provides that if he remains employed by Products Corporation or its affiliates until age 60, then upon any subsequent retirement he will be entitled to a supplemental pension benefit in a sufficient amount so that his annual pension benefit from all qualified and non-qualified pension plans of Products Corporation and its affiliates, as well as any such plans of Mr. Stahl's past employers or their affiliates (expressed as a straight life annuity), equals $500,000. If Mr. Stahl's employment were to terminate on or after February 28, 2003 and prior to February 28, 2004, then he would receive 8.33% of the supplemental pension benefit otherwise payable pursuant to his employment agreement and thereafter an additional 8.33% would accrue as of each February 28th on which Mr. Stahl is still employed (but in no event more than would have been payable to Mr. Stahl under the foregoing provision had he retired at age
60). Mr. Stahl would not receive any supplemental pension benefit and any amounts then being paid for supplemental pension benefits would immediately cease if he were to terminate his employment prior to March 1, 2005 other than for "good reason" (as defined in Mr. Stahl's employment agreement), or if he were to breach such agreement or be terminated by the Company for "cause" (as defined in Mr. Stahl's employment agreement). Mr. Stahl's employment agreement provides for continuation of group life insurance and executive medical insurance coverage in the event of permanent disability.

     Mr. Greeff's employment agreement provides that in the event of termination of the term by Mr. Greeff for breach by the Company of a material provision of such agreement or failure of the Compensation Committee to adopt and implement the recommendations of management with respect to stock option grants, or by the Company prior to May 8, 2003 (otherwise than for "cause" as defined in Mr. Greeff's employment agreement or disability), Mr. Greeff would be entitled, at his election, to severance pursuant to the Executive Severance Policy (see "Executive Severance Policy") (other than the six-month limit on lump sum payments provided for in the Executive Severance Policy, which six-month limit provision would not apply to Mr. Greeff) or continued payments of base salary through May 8, 2005 and continued participation in the Company's life insurance plan, which life insurance coverage is subject to a limit of two years, and medical plans subject to the terms of such plans through May 8, 2005 or until Mr. Greeff were covered by like plans of another company, and continued Company-paid supplemental disability insurance. In addition, Mr. Greeff's agreement provides that if he remains employed by Products Corporation or its affiliates until age 62, then upon any subsequent retirement he will be entitled to a supplemental pension benefit in a sufficient amount so that his annual pension benefit from all qualified and non-qualified pension plans of Products Corporation and its affiliates, as well as any such plans of Mr. Greeff's past employers or their affiliates (expressed as a straight life annuity), equals $400,000. If Mr. Greeff's employment were to terminate on or after January 31, 2003 and prior to January 31, 2004, then he would receive 27.27% of the supplemental pension benefit otherwise payable pursuant to his employment agreement and thereafter an additional 9.09% would accrue as of each January 31st on which

Mr. Greeff is still employed (but in no event more than would have been payable to Mr. Greeff under the foregoing provision had he retired at age 62). Mr. Greeff would not receive any supplemental pension benefit and would be required to reimburse the Company for any supplemental pension benefits received if he were to terminate his employment prior to May 8, 2003 other than for "good reason" (as defined in Mr. Greeff's employment agreement), or if he were to breach such agreement or be terminated by the Company for "cause" (as defined in Mr. Greeff's employment agreement). Mr. Greeff's employment agreement provides for continuation of group life insurance and executive medical insurance coverage in the event of permanent disability.

     Mr. Shapiro's employment agreement provides that in the event of termination of the term (i) by Mr. Shapiro for breach by the Company of a material provision of such agreement or failure of the Compensation Committee to adopt and implement the recommendations of management with respect to stock option or restricted stock grants, (ii) by the Company prior to July 31, 2003 (otherwise than for "cause" as defined in Mr. Shapiro's employment agreement or disability), or (iii) by Mr. Shapiro or the Company upon providing notice of non-renewal of the term at any time on or after July 31, 2003, Mr. Shapiro would be entitled to continued payments of base salary and monthly payments of one-twelfth of the maximum annual bonus to which he would be eligible under his employment agreement, continued participation in the Company's medical plans, subject to the terms of such plans, and continued Company-paid supplemental disability insurance through the later of January 31, 2005 or 18 months after the effective date of termination. In addition, Mr. Shapiro's employment agreement provides that at age 65 he will be entitled to a supplemental pension benefit in a sufficient amount so that his annual pension benefit from all qualified and non-qualified pension plans of Products Corporation and its affiliates, as well as any such plans of Mr. Shapiro's past employers or their affiliates (expressed as a straight life annuity), equals $400,000. Mr. Shapiro would not receive any supplemental pension benefit and would be required to reimburse the Company for any supplemental pension benefits received if he were to terminate his employment prior to July 31, 2003 other than for "good reason" (as defined in Mr. Shapiro's employment agreement), or if he were to breach the agreement or be terminated by the Company for "cause" (as defined in Mr. Shapiro's employment agreement). Mr. Shapiro's employment agreement provides for continuation of executive medical insurance coverage in the event of permanent disability.

     Mr. Stahl's employment agreement provides that he is entitled to a loan from Products Corporation to satisfy state, local and federal income taxes (including any withholding taxes) incurred by him as a result of his making an election under Section 83(b) of the Internal Revenue Code in connection with the 1,000,000 shares of restricted stock which were granted to him by the Company on the Stahl Grant Date. Mr. Stahl received such a loan from Products Corporation in the amount of $1,800,000 in March 2002. Interest on such loan is payable at the applicable federal rate required to avoid imputation of income tax liability. The full principal amount of such loan and all accrued interest is due and payable on the fifth anniversary of the Stahl Grant Date, provided that if Mr. Stahl terminates his employment for "good reason" or the Company terminates him other than for "disability" or "cause" (as each such term is defined or described in Mr. Stahl's employment agreement), the outstanding balance of such loan and all accrued interest would be forgiven. Such loan is secured by a pledge of the 1,000,000 shares of restricted stock which were granted to Mr. Stahl on the Stahl Grant Date and such loan and pledge are evidenced by a Promissory Note and a Pledge Agreement, each dated March 13, 2002. Mr. Stahl's employment agreement also provides that he is entitled to a mortgage loan to cover the purchase of a principal residence in the New York metropolitan area and/or a Manhattan apartment, in the principal amount of $2,000,000, which loan was advanced by Products Corporation to Mr. Stahl on May 20, 2002. The principal of the mortgage loan is repayable on a monthly basis during the period from June 1, 2002 through and including May 1, 2032, with interest at the applicable federal rate, or 90 days after Mr. Stahl's employment with the Company terminates, whichever occurs earlier. Pursuant to his employment agreement, Mr. Stahl is entitled to receive additional compensation payable on a monthly basis equal to the amount repaid by him in respect of interest and principal on the mortgage loan, plus a gross up for any taxes resulting from such additional compensation. If during the term of his employment agreement, Mr. Stahl terminates his employment for "good reason" or the Company terminates his employment other than for "disability" or "cause" (as each such term is defined or described in Mr. Stahl's employment agreement), the mortgage loan from the Company would be forgiven in its entirety.

     Mr. Greeff's employment agreement provides that he is entitled to a loan from Products Corporation in the amount of $800,000 (which loan he received in 2000), with the principal to be payable in five equal installments of $160,000, plus interest at the applicable federal rate, on each of May 9, 2001, May 9, 2002 (which installments were repaid) and the three successive anniversaries thereafter, provided that the total principal amount of such loan and any accrued but unpaid interest at the applicable federal rate (the "Loan Payment") shall be due and payable upon the earlier of the January 15th immediately following the termination of Mr. Greeff's employment for any reason or May 9, 2005. In addition, Mr. Greeff's employment agreement provides that he shall be entitled to a special bonus, payable on each May 9th (which was paid on May 9, 2001 and May 9, 2002) and ending with May 9, 2005 equal to the sum of the Loan Payment with respect to such year, provided that he is employed on each such May 9th, and provided further that in the event that Mr. Greeff terminates his employment for "good reason" or is terminated for a reason other than "cause" (as such terms are defined in Mr. Greeff's employment agreement), he shall be entitled to a special bonus in the amount of $800,000 minus the sum of any special bonuses paid through the date of such termination plus accrued but unpaid interest at the applicable federal rate. Notwithstanding the above, if Mr. Greeff terminates his employment other than for "good reason" or the Company terminates his employment for "cause" (as such terms are defined in Mr. Greeff's employment agreement), or if he breaches certain post-employment covenants, any bonus described above shall be forfeited or repaid by Mr. Greeff, as the case may be.

     Mr. Nugent resigned from his employment with the Company effective February 14, 2002 and entered into a separation agreement with Products Corporation dated as of February 14, 2002 (the "Nugent Agreement"), which provides that he receive a separation allowance at the rate of $1,300,000 per annum payable over the period from February 15, 2002 to December 31, 2004 (the "Payment Period"), which allowance would be reduced on account of any compensation earned by Mr. Nugent from employment or consulting services during the Payment Period. Pursuant to the Nugent Agreement, the Company made an additional lump sum payment to Mr. Nugent in the amount of $285,000 on April 15, 2002. Additionally, in the Nugent Agreement, Mr. Nugent and Products Corporation agreed to an offset of obligations whereby Products Corporation canceled Mr. Nugent's obligation to repay principal and interest on a loan in the amount of $500,000 that was made in installments of $400,000 in 1999 and $100,000 in 2000 pursuant to his employment agreement with Products Corporation effective as of November 2, 1999 (the "Nugent Employment Agreement"), in exchange for the cancellation of Product Corporation's obligation to pay Mr. Nugent a special bonus on January 15, 2003 pursuant to the Nugent Employment Agreement. Mr. Nugent's stock options were cancelled upon his resignation.


EXECUTIVE SEVERANCE POLICY

     Products Corporation's Executive Severance Policy provides that upon termination of employment of eligible executive employees, including Messrs. Stahl, Greeff and Shapiro, other than voluntary resignation or termination by Products Corporation for good reason, in consideration for the executive's execution of a release and confidentiality agreement and the Company's standard employee non-competition agreement, the eligible executive will be entitled to receive, in lieu of severance under any employment agreement then in effect or under Products Corporation's basic severance plan, a number of months of severance pay in semi-monthly installments based upon such executive's grade level and years of service, reduced by the amount of any compensation from subsequent employment, unemployment compensation or statutory termination payments received by such executive during the severance period, and, in certain circumstances, by the actuarial value of enhanced pension benefits received by the executive, as well as continued participation in medical and certain other benefit plans for the severance period (or in lieu thereof, upon commencement of subsequent employment, a lump sum payment equal to the then present value of 50% of the amount of base salary then remaining payable through the balance of the severance period). Pursuant to the Executive Severance Policy, upon meeting the conditions set forth in such policy, as of December 31, 2002 Messrs. Stahl, Greeff and Shapiro would be entitled to severance pay equal to 18, 20 and 19 months' of base salary, respectively, at the base salary rate in effect on the date of employment termination, plus continued participation in the medical and dental plans for the same respective periods on the same terms as active employees.

DEFINED BENEFIT PLANS

     In accordance with the terms of the Revlon Employees' Retirement Plan (the "Retirement Plan"), the following table shows the estimated annual retirement benefits payable (as of December 31, 2002) under the non-cash balance program of the Retirement Plan (the "Non-Cash Balance Program") at normal retirement age (65) to a person retiring with the indicated average compensation and years of credited service, on a straight life annuity basis, after Social Security offset, including amounts attributable to the Revlon Pension Equalization Plan, as amended (the "Pension Equalization Plan"), as described below.


                                 ESTIMATED ANNUAL STRAIGHT LIFE ANNUITY BENEFITS AT
                                                     RETIREMENT
    HIGHEST CONSECUTIVE           WITH INDICATED YEARS OF CREDITED SERVICE ($)(A)
     FIVE-YEAR AVERAGE        --------------------------------------------------------
        COMPENSATION
 DURING FINAL TEN YEARS ($)       15          20          25          30         35
---------------------------   ---------   ---------   ---------   ---------   --------
             600,000          151,020     201,360     251,700     302,040     302,040
             700,000          177,020     236,027     295,033     354,040     354,040
             800,000          203,020     270,693     338,367     406,040     406,040
             900,000          229,020     305,360     381,700     458,040     458,040
           1,000,000          255,020     340,027     425,033     500,000     500,000
           1,100,000          281,020     374,693     468,367     500,000     500,000
           1,200,000          307,020     409,360     500,000     500,000     500,000
           1,300,000          333,020     444,027     500,000     500,000     500,000
           1,400,000          359,020     478,693     500,000     500,000     500,000
           1,500,000          385,020     500,000     500,000     500,000     500,000
           2,000,000          500,000     500,000     500,000     500,000     500,000
           2,500,000          500,000     500,000     500,000     500,000     500,000

----------
(a) The normal form of benefit for the Retirement Plan and the Pension Equalization Plan is a straight life annuity.

     The Retirement Plan is intended to be a tax qualified defined benefit plan. Non-Cash Balance Program benefits are a function of service and final average compensation. The Non-Cash Balance Program is designed to provide an employee having 30 years of credited service with an annuity generally equal to 52% of final average compensation, less 50% of estimated individual Social Security benefits. Final average compensation is defined as average annual base salary and bonus (but not any part of bonuses in excess of 50% of base salary) during the five consecutive calendar years in which base salary and bonus (but not any part of bonuses in excess of 50% of base salary) were highest out of the last 10 years prior to retirement or earlier termination. Except as otherwise indicated, credited service includes all periods of employment with the Company or a subsidiary prior to retirement or earlier termination. Messrs. Stahl, Greeff and Shapiro do not participate in the Non-Cash Balance Program.

     Effective January 1, 2001, Products Corporation amended the Retirement Plan to provide for a cash balance program under the Retirement Plan (the "Cash Balance Program"). Under the Cash Balance Program, eligible employees will receive quarterly credits to an individual cash balance bookkeeping account equal to 5% of their compensation for the previous quarter. Interest credits, which commenced June 30, 2001, are allocated quarterly (based on the yield of the 30-year Treasury bond for November of the preceding calendar year). Employees who as of January 1, 2001 were at least age 45, had 10 or more years of service with the Company and whose age and years of service totaled at least 60 were "grandfathered" and continue to participate in the Non-Cash Balance Program under the same retirement formula described in the preceding paragraph. All other eligible employees had their benefits earned (if any) under the Non-Cash Balance Program "frozen" on December 31, 2000 and began to participate in the Cash Balance Program on January 1, 2001. The "frozen" benefits will be payable at normal retirement age and will be reduced if the employee elects early retirement. Any employee who, as of January 1, 2001 was at least age 40 but not part of the "grandfathered" group will, in addition to the "basic" 5% quarterly pay credits, receive quarterly "transition" pay credits of 3% of compensation each year for up to 10 years or until he/she leaves employment with the Company, whichever is earlier. Messrs. Stahl, Greeff and Shapiro participate in the Cash Balance Program. Mr. Nugent was and Mr. Greeff is eligible to receive basic and transition pay credits. As they were not employed by the Company on

January 1, 2001 (the date on which a "transition" employee was determined), Messrs. Stahl and Shapiro are eligible to receive only basic pay credits. The estimated annual benefits payable under the Cash Balance Program as a single life annuity (assuming Messrs. Stahl, Greeff and Shapiro remain employed by the Company until age 65 at their current level of compensation) is $199,400 for Mr. Stahl, $264,000 for Mr. Greeff and $17,700 for Mr. Shapiro. Messrs. Stahl's, Greeff's and Shapiro's total retirement benefits will be determined in accordance with their respective employment agreements, each of which provides for a guaranteed retirement benefit provided that certain conditions are met.

     The Employee Retirement Income Security Act of 1974, as amended, places certain maximum limitations upon the annual benefit payable under all qualified plans of an employer to any one individual. In addition, the Omnibus Budget Reconciliation Act of 1993 limits the annual amount of compensation that can be considered in determining the level of benefits under qualified plans. The Pension Equalization Plan, as amended effective December 14, 1998, is a non-qualified benefit arrangement designed to provide for the payment by the Company of the difference, if any, between the amount of such maximum limitations and the annual benefit that would be payable under the Retirement Plan (including the Non-Cash Balance Program and the Cash Balance Program) but for such limitations, up to a combined maximum annual straight life annuity benefit at age 65 under the Retirement Plan and the Pension Equalization Plan of $500,000. Benefits provided under the Pension Equalization Plan are conditioned on the participant's compliance with his or her non-competition agreement and on the participant not competing with Products Corporation for one year after termination of employment.

     The number of full years of service under the Retirement Plan and the Pension Equalization Plan as of January 1, 2003 for Mr. Greeff is two years and for Mr. Shapiro is one year. Mr. Stahl did not have any years of credited service as of January 1, 2003.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Company's Board of Directors currently consists of Messrs. Gittis, Drapkin, Landau and Semel, each of whom has been a member of the Compensation Committee during all of 2002, and each of whom continues as a member as of the date of this report. Pursuant to the rules promulgated under the Exchange Act, set forth below is the report of the Compensation Committee regarding its compensation policies for 2002 for the Company's executive officers, including the Chief Executive Officer.

     The key elements of compensation used by the Company during 2002 were base salary and performance-based incentives, including annual cash bonus and equity incentive Awards. Annual bonuses were payable upon achievement of financial objectives and individual performance objectives aligned with the Company's strategic business plan. Equity incentives were awarded to create a strong link between executive compensation and stockholder value. Restricted shares of the Company's Class A Common Stock, which vest on an accelerated basis upon the achievement of specified levels in the price per share of the Company's Class A Common Stock, were granted to key senior executives to align the interests of executives and shareholders. In addition, stock options were granted under the Amended Stock Plan to executive officers and other employees. The elements of the Company's compensation package were designed to be competitive with the compensation practices of other leading consumer products companies.

     The Compensation Committee has consulted with Mercer Human Resource Consulting ("Mercer") and other consultants in the field on compensation-related issues and considers such input, as well as the Company's existing policies, in its oversight and approval of the Company's ongoing executive officer compensation arrangements. In addition to Company sources and consultation with Mercer, the Compensation Committee also considers information provided by salary surveys and similar data available from independent sources to help it assess the competitiveness and effectiveness of the Company's executive compensation practices in general and for the Chief Executive Officer in particular. During 2002, the Compensation Committee consulted with Mercer with respect to the structure and components of the 2002 incentive compensation policy and program.


BASE SALARY

     The Company's policy during 2002 was to pay salaries that reflected the executive's position in the Company and his or her contributions as determined by the Compensation Committee and that were competitive with a comparison group of other leading consumer products companies and certain other companies outside of the consumer products field (the "Comparison Group"). While the Comparison Group is comprised primarily of consumer products companies, companies outside of the consumer products field are also included because the Company believes, and the Compensation Committee concurs, that the market for executive talent is broader than simply other consumer products companies.

     In determining the salaries of executive officers, the Compensation Committee's policy has been to target the salary range for executive officers at a level which is competitive with the Comparison Group, with salaries above that level available to exceptional performers and key contributors to the success of the Company. Annual salary adjustments have been based on individual performance, assumption of new responsibilities, competitive data from the Comparison Group, employee retention efforts and the Company's overall annual salary budget guidelines. If an executive officer is responsible for a particular business unit, such unit's financial results have been taken into account.


ANNUAL CASH BONUS


 EXECUTIVE BONUS PLAN

     The Executive Bonus Plan in effect during 2002 (in which executives including Messrs. Stahl, Greeff and Shapiro were eligible to participate) provided for payment of cash compensation based upon the achievement of predetermined, objective, business objectives, specifically gross sales and operating income targets of the Company. Eligibility for awards under the Executive Bonus Plan was conditioned upon the executive having executed the Company's standard employee confidentiality and non-competition agreement. The maximum award payable to any participant with respect to any bonus year was 200% of the target award, not to exceed the lesser of 100% of base salary earnings or $2 million. Messrs. Stahl's and Greeff's employment agreements provide that they are eligible for a maximum bonus of 150% of their base salary. Mr. Shapiro's agreement provides that he is eligible for a maximum bonus of 100% of his base salary. Mr. Nugent ceased employment with the Company on February 14, 2002 and was not entitled to a bonus in respect of 2002.

     For 2002, the annual corporate objectives were not met, but significant accomplishments which contributed to building a solid foundation for carrying out the stabilization and growth phase of the Company's business plan were achieved since Mr. Stahl has joined the Company. Important strategic accomplishments include stabilizing market share in the U.S. mass market for Revlon brand color cosmetics, strengthening relationships with customers, maintaining shelf space in retail stores and strengthening the Company's leadership team and its organizational capabilities. Recognizing this progress, the Compensation Committee approved discretionary bonuses for executive officers (other than Mr. Stahl) and other employees that were generally less than the normal target amounts in the Executive Bonus Plan. Mr. Stahl's bonus was determined in accordance with his employment agreement.

     The Company's principal compensation vehicles for encouraging long-term growth and performance have been the grant of stock options, shares of restricted stock or other Awards under the Amended Stock Plan.

 THE AMENDED STOCK PLAN AND SUPPLEMENTAL STOCK PLAN

     Under the Amended Stock Plan, Awards generally have been granted annually to executive officers and other key employees. Guidelines for the size and type of Awards were developed based on, among other factors, the executive's position in the Company, his or her contributions to the Company's objectives and the practices of the Comparison Group. In 2002, the Company focused grants of options and restricted shares to those employees who the Company viewed as contributing substantively to the successful implementation of the Company's business plan, rather than automatic grade level-based grants. Since the Company, with the concurrence of the Compensation Committee, also views the granting of such Awards as a way to obtain a competitive compensation advantage, the Company attempted to target Award levels so that, when taken together with salary and cash bonus, total compensation was intended to be competitive with the Comparison Group. Actual grants varied from guideline levels based on individual performance, business unit performance, the assumption of increased responsibilities or other factors.

     On February 17, 2002, the Company adopted the Supplemental Stock Plan, the purpose of which is to provide Mr. Stahl, the sole eligible participant, with inducement Awards to entice him to join the Company and to maintain and enhance the Company's long-term performance and profitability.

     The Amended Stock Plan and Supplemental Stock Plan Awards made to Mr. Stahl in 2002 were made pursuant to his employment agreement. The stock option Awards to Messrs. Greeff and Shapiro and the restricted stock Award to Mr. Greeff under the Amended Stock Plan in September 2002 were made to provide such executives with long-term compensation incentive Awards.

     In order to provide a strong incentive for senior management to achieve the Company's strategic business plan, as measured by improvement in the Company's stock price, as well as to retain key members of the Company's management team, restricted share Awards granted in 2002 vest over three years, provided that vesting will accelerate if specified stock price targets were met. Each restricted stock Award vests as to one-third of the restricted shares on the day after which the 20-day average of the closing price of the Company's Class A Common Stock on the NYSE equals or exceeds $20.00, an additional one-third of such restricted shares vests on the day after which such 20-day average closing price equals or exceeds $25.00 and the balance vests on the day after which such 20-day average closing price equals or exceeds $30.00, provided, subject to limited exceptions, no portion of a restricted stock Award vests until the second anniversary of the date of grant and all of the restricted shares which have not previously vested will fully vest on the third anniversary of the date of grant if the grantee remains employed until such date. Stock option Awards granted in 2002 vest one-third on each anniversary of the grant date and will vest immediately in the event of a "change in control" (as defined in such stock option agreements).

     Section 162(m) of the Code generally disallows a publicly held corporation a tax deduction for compensation in excess of $1 million per year paid to the five most highly compensated executive officers of the Company. However, an exception to the deduction limitation of Section 162(m) applies to certain performance-based compensation, provided that the plan pursuant to which such compensation will be paid has been approved by stockholders in a separate vote and certain other requirements are met. The Compensation Committee will maintain the discretion to authorize Awards under the Amended Stock Plan and other compensation that does not qualify for an exception to the deduction limitation if the Compensation Committee believes it is necessary or appropriate under the circumstances.


2002 CHIEF EXECUTIVE OFFICER COMPENSATION

     The Company entered into an employment agreement in February 2002 with Mr. Stahl (see "Employment Agreements and Termination of Employment Arrangements"). The Company considered Mr. Stahl's recruitment essential to ensure efficient management of the Company's business and the successful execution of the stabilization and growth steps of the Company's business plan. In setting Mr. Stahl's compensation in the agreement, the Compensation Committee considered factors such as Mr. Stahl's individual experience, his expertise in his prior position, his anticipated contributions to the Company, the significance of his position to the Company and the pay practices in effect for chief executive officers of other companies, including those in the Comparison Group. Mr. Stahl's employment agreement provides for a base salary at an annual rate of not less than $1,300,000 during 2002 and a bonus in respect of 2002 of not less than $1,300,000.

     The Amended Stock Plan and Supplemental Stock Plan Awards specified in Mr. Stahl's employment agreement were determined with reference to Mr. Stahl's position in the Company, his individual experience and expertise and his anticipated contributions to the Company. The Compensation Committee's intent is to condition a meaningful portion of Mr. Stahl's total compensation upon Company performance and appreciation in stockholder value.



Respectfully submitted,



Compensation and Stock Plan Committee
Howard Gittis, Chairman
Donald G. Drapkin
Edward J. Landau
Terry Semel

                               PERFORMANCE GRAPH

     The following graph compares the cumulative total stockholder return on shares of the Company's Class A Common Stock with that of the S&P 500 Index, the S&P 500 Health Care Index, the S&P 500 Household Products Index and the S&P 500 Personal Products Index. In this graph in its Proxy Statement for the Annual Meeting of Stockholders for 2004, the Company currently intends to continue to compare its Class A Common Stock with that of the S&P 500 Index, the S&P 500 Household Products Index and the S&P 500 Personal Products Index. The Company intends to eliminate the S&P 500 Health Care Index, however, due to its belief that the S&P 500 Household Products Index and the S&P 500 Personal Products Index better represent companies that are comparable to the Company. The comparison for each of the periods presented below assumes that $100 was invested on December 31, 1997 in shares of the Company's Class A Common Stock and the stocks included in the relevant index and that all dividends were reinvested. These indices, which reflect formulas for dividend reinvestment and weighting of individual stocks, do not necessarily reflect returns that could be achieved by individual investors.


                        5-YEAR TOTAL SHAREHOLDER RETURN
                          REVLON, INC. VS S&P INDICES
                               [GRAPHIC OMITTED]

   Revlon. Inc.                                  S&P 500 Personal Product Index
   S&P 500 Household Products Index              S&P 500 Index
   S&P 500 Health Care Index

SOURCE: Bloomberg Financial Markets Database

NOTES: Assumes $100 invested on 12/31/97 in the Company's Class A Common Stock, S&P 500 Personal Products, S&P 500 Household Products, S&P 500 and S&P 500 Health Care Indices.

        Year end dates reflect the last trading date for each respective year.

        Reflects month-end dividend reinvestment. Previously, the Company used the S&P Cosmetics, S&P Household Products and S&P Health Care Indices, which were discontinued by Standard and Poor's, effective 12/31/01. The current indices (S&P 500 Personal Products, S&P 500 Household Products and S&P 500 Health Care) are Standard & Poor's replacements as of such date and for periods prior to 12/31/01 performance on the graph are for the replacement indices.


SUMMARY                                        12/31/97     12/31/98     12/31/99     12/31/00     12/29/01     12/31/02
-------------------------------------------   ----------   ----------   ----------   ----------   ----------   ---------
Revlon, Inc.  .............................      $100       $  46.37     $  22.48     $  14.05     $  18.86     $  8.67
S&P 500 Personal Products Index ...........       100         102.65        86.98        87.17        83.61       83.14
S&P 500 Household Products Index ..........       100         118.06       141.20       119.35       116.50      119.02
S&P 500 Index .............................       100         128.58       155.63       141.46       124.66       97.12
S&P 500 Health Care Index .................       100         143.85       128.52       176.12       155.08      125.89

                           OWNERSHIP OF COMMON STOCK

     The following table sets forth as of December 31, 2002 the number of shares of the Company's Common Stock beneficially owned, and the percent so owned, by (i) each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock, (ii) each director of the Company, (iii) the Chief Executive Officer during 2002 and each of the other Named Executive Officers during 2002 and (iv) all directors and executive officers of the Company as a group. The number of shares owned are those beneficially owned, as determined under the rules of the SEC, and such information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares of Common Stock as to which a person has sole or shared voting power or investment power and any shares of Common Stock which the person has the right to acquire within 60 days through the exercise of any option, warrant or right, through conversion of any security or pursuant to the automatic termination of a power of attorney or revocation of a trust, discretionary account or similar arrangement.


NAME AND ADDRESS                                  AMOUNT AND NATURE OF
OF BENEFICIAL OWNER                               BENEFICIAL OWNERSHIP           PERCENTAGE OF CLASS
-----------------------------------------------   ----------------------------   ------------------------
Ronald O. Perelman ............................   43,989,583                      83.02%
 35 E. 62nd St.                                   (Class A, Class B and          (Class A, Class B and
 New York, NY 10021                               Series B Preferred)(1)          Series B Preferred)
Donald G. Drapkin .............................   12,550 (Class A)(2)                *
Meyer Feldberg ................................   5,625 (Class A)(3)                 *
Howard Gittis .................................   113,300 (Class A)(4)               *
Douglas H. Greeff .............................   177,500 (Class A)(5)               *
Vernon E. Jordan, Jr.  ........................   5,625 (Class A)(6)                 *
Edward J. Landau ..............................   5,725 (Class A)(7)                 *
Jeffrey M. Nugent .............................   --                                 *
Linda Gosden Robinson .........................   5,625 (Class A)(8)                 *
Terry Semel ...................................   10,625 (Class A)(9)                *
Paul E. Shapiro ...............................   99,000 (Class A) (10)              *
Jack L. Stahl .................................   160,000 (Class A)(11)              *
Martha Stewart ................................   6,125 (Class A)(12)                *
All Directors and Executive Officers as a Group
 (12 Persons) .................................   12,907,950 (Class A)(13)        60.58%
                                                  31,250,000 (Class B)           100.0%
                                                  4,333 (Series B Preferred)     100.0%

----------
*    Less than one percent.

(1) Mr. Perelman through Mafco Holdings (which through REV Holdings LLC ("REV Holdings")) beneficially owns (i) 11,650,000 shares of the Company's Class A Common Stock, which represent approximately 57% of the outstanding shares of the Company's Class A Common Stock, (ii) all of the outstanding 31,250,000 shares of the Company's Class B Common Stock, which together with the shares referenced in subclause (i) above represent approximately 83% of the outstanding shares of the Company's Common Stock, and (iii) all of the outstanding 4,333 shares of the Company's Series B Preferred Stock, which are convertible into 433,333 shares of the Company's Class A Common Stock. Based on the shares referenced in clauses (i), (ii) and (iii) above, Mr. Perelman through Mafco Holdings (which through REV Holdings) had at December 31, 2002 approximately 97% of the combined voting power of the outstanding shares of the Company's stock entitled to vote at the 2003 Annual Meeting. As of December 31, 2002, 4,186,104 shares of the Company's Class A Common Stock owned by REV Holdings were pledged by REV Holdings (the "Pledged Shares") to secure $80.5 million principal amount of REV Holdings' 12% Senior Secured Notes due 2004. From time to time, additional shares of the Company's Class A Common Stock or shares of intermediate holding companies between the Company and Mafco Holdings may be pledged to secure obligations of Mafco Holdings or its affiliates. A default under REV Holdings' obligations which are secured by the Pledged Shares could cause a foreclosure with respect to such shares of the Company's Class A Common Stock pledged by REV Holdings. Mr. Perelman also holds an option to acquire 300,000 shares of the Company's Class A Common Stock, which option vested on February 12, 1999, an option to acquire 300,000 shares of the Company's Class A Common Stock, which option vested on April 4,

     2002, and an additional option to acquire 56,250 shares of the Company's Class A Common Stock, which option vested on June 18, 2002. Such vested options to acquire 656,250 shares of the Company's Class A Common Stock, together with the Class A Common Stock, Class B Common Stock and Series B Preferred Stock beneficially owned by Mr. Perelman, represents approximately 83% of the outstanding shares of the Company's Common Stock.

(2) Includes 12,050 shares which are held by trusts for Mr. Drapkin's children and 500 shares held by a minor son. In all instances, beneficial ownership is disclaimed.

(3) Includes 1,875 shares which Mr. Feldberg may acquire under options which vested on May 22, 2001, 1,875 shares which Mr. Feldberg may acquire under options which vested on May 22, 2002 and 1,875 shares which Mr. Feldberg may acquire under options which vested on July 13, 2002.

(4)  Includes 113,300 shares held directly by Mr. Gittis.

(5) Includes 102,500 shares held directly by Mr. Greeff, 25,000 shares which Mr. Greeff may acquire under options which vested on May 22, 2001, 25,000 shares which Mr. Greeff may acquire under options which vested on May 22, 2002, 12,500 shares which Mr. Greeff may acquire under options which vested on March 26, 2002 and 12,500 shares which Mr. Greeff may acquire under options which vested on February 15, 2003.

(6) Includes 1,875 shares which Mr. Jordan may acquire under options which vested on May 22, 2001, 1,875 shares which Mr. Jordan may acquire under options which vested on May 22, 2002 and 1,875 shares which Mr. Jordan may acquire under options which vested on July 13, 2002.

(7) Includes 100 shares held directly by Mr. Landau, 1,875 shares which Mr. Landau may acquire under options which vested on May 22, 2001, 1,875 shares which Mr. Landau may acquire under options which vested on May 22, 2002 and 1,875 shares which Mr. Landau may acquire under options which vested on July 13, 2002.

(8) Includes 1,875 shares which Ms. Robinson may acquire under options which vested on May 22, 2001, 1,875 shares which Ms. Robinson may acquire under options which vested on May 22, 2002 and 1,875 shares which Ms. Robinson may acquire under options which vested on July 13, 2002.

(9) Includes 2,000 shares owned by Mr. Semel's children as to which beneficial ownership is disclaimed, 3,000 shares owned jointly with Mr. Semel's wife, 1,875 shares which Mr. Semel may acquire under options which vested on May 22, 2001, 1,875 shares which Mr. Semel may acquire under options which vested on May 22, 2002 and 1,875 shares which Mr. Semel may acquire under options which vested on July 13, 2002.

(10) Includes 74,000 shares held directly by Mr. Shapiro and 25,000 shares which Mr. Shapiro may acquire under options which vested on June 18, 2002.

(11) Includes 150,000 shares held directly by Mr. Stahl and 10,000 shares held by his wife, as to which beneficial ownership is disclaimed.

(12) Includes 500 shares owned indirectly by the Martha Stewart Inc. Defined Benefit Pension Plan, 1,875 shares which Ms. Stewart may acquire under options which vested on May 22, 2001, 1,875 shares which Ms. Stewart may acquire under options which vested on May 22, 2002 and 1,875 shares which Ms. Stewart may acquire under options which vested on July 13, 2002.

(13) Includes only shares beneficially held by persons who were directors and executive officers of the Company as of December 31, 2002.

                     EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth as of December 31, 2002, with respect to all compensation plans of the Company previously approved and not previously approved by its stockholders (i) the number of securities to be issued upon the exercise of outstanding options, warrants and rights, (ii) the weighted-average exercise price of such outstanding options, warrants and rights and (iii) the number of securities remaining available for future issuance under such equity compensation plans, excluding securities reflected in item (i). A description of the Supplemental Stock Plan follows the table.


                     EQUITY COMPENSATION PLAN INFORMATION

                                             (A)                        (B)                        (C)
                               ------------------------------ ---------------------- -------------------------------
                                                                                      NUMBER OF SECURITIES REMAINING
                                    NUMBER OF SECURITIES         WEIGHTED-AVERAGE     AVAILABLE FOR FUTURE ISSUANCE
                                      TO BE ISSUED UPON          EXERCISE PRICE OF      UNDER EQUITY COMPENSATION
                                   EXERCISE OF OUTSTANDING     OUTSTANDING OPTIONS,    PLANS (EXCLUDING SECURITIES
PLAN CATEGORY                   OPTIONS, WARRANTS AND RIGHTS    WARRANTS AND RIGHTS      REFLECTED IN COLUMN (A))
------------------------------ ------------------------------ ---------------------- -------------------------------
Previously Approved by
 Stockholders:
Amended Stock Plan ...........          9,361,064 (1)                $ 12.83 (3)                 1,064,986
Not Previously Approved by
 Stockholders:(4)
Supplemental Stock Plan ......            530,000 (2)                    N/A (3)                        --

----------
(1) Includes 1,475,000 shares of restricted stock and 7,886,064 options issued under the Amended Stock Plan.

(2) Includes 530,000 shares of restricted stock issued under the Supplemental Stock Plan, the entire amount of securities issuable under such plan.

(3)  Weighted-average exercise price excludes restricted stock.

(4) The Supplemental Stock Plan was not required to be approved by the Company's stockholders.

     On February 17, 2002, the Company adopted the Supplemental Stock Plan, the purpose of which is to provide Mr. Stahl, the sole eligible participant, with inducement awards to entice him to join the Company and to enhance the Company's long-term performance and profitability. The Supplemental Stock Plan covers 530,000 shares of the Company's Class A Common Stock. Awards may be made under the Supplemental Stock Plan in the form of stock options, stock appreciation rights and restricted or unrestricted stock. On February 17, 2002, the Compensation Committee granted Mr. Stahl an Award of 530,000 restricted shares of Class A Common Stock, the full amount of the shares of Class A Common Stock issuable under the Supplemental Stock Plan. The terms of the Supplemental Stock Plan and the foregoing grant of restricted shares to Mr. Stahl are substantially the same as the Amended Stock Plan and the grant of restricted shares to Mr. Stahl under such plan. Pursuant to the terms of the Supplemental Stock Plan, such grant was made conditioned upon Mr. Stahl's execution of the Company's standard employee confidentiality and non-competition agreement. See "Employment Agreements and Termination of Employment Agreements."

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     MacAndrews & Forbes beneficially owns shares of the Company's Common Stock and Series B Preferred Stock having approximately 97% of the combined voting power of the outstanding shares of Common Stock and Series B Preferred Stock. As a result, MacAndrews & Forbes is able to elect the entire Board of Directors of the Company and control the vote on all matters submitted to a vote of the Company's stockholders. MacAndrews & Forbes is wholly owned by Ronald O. Perelman, Chairman of the Board of Directors of the Company.


TRANSFER AGREEMENTS

     In June 1992, Revlon, Inc. and Products Corporation entered into an asset transfer agreement with Revlon Holdings Inc. (a Delaware corporation which in 2002 converted into a Delaware limited liability company known as Revlon Holdings LLC ("Holdings") and which is an affiliate and an indirect wholly-owned subsidiary of Mafco Holdings) and certain of its wholly-owned subsidiaries (the "Asset Transfer Agreement"), and Revlon, Inc. and Products Corporation entered into a real property asset transfer agreement with Holdings (the "Real Property Transfer Agreement" and, together with the Asset Transfer Agreement, the "Transfer Agreements"), and pursuant to such agreements, on June 24, 1992 Holdings transferred assets to Products Corporation and Products Corporation assumed all of the liabilities of Holdings, other than certain specifically excluded assets and liabilities (the liabilities excluded are referred to as the "Excluded Liabilities"). Certain consumer products lines sold in demonstrator-assisted distribution channels considered not integral to Revlon, Inc.'s business and which historically had not been profitable (the "Retained Brands") and certain other assets and liabilities were retained by Holdings. Holdings agreed to indemnify Revlon, Inc. and Products Corporation against losses arising from the Excluded Liabilities, and Revlon, Inc. and Products Corporation agreed to indemnify Holdings against losses arising from the liabilities assumed by Products Corporation. The amount reimbursed by Holdings to Products Corporation for the Excluded Liabilities for 2002 was $0.5 million.


REIMBURSEMENT AGREEMENTS

     Revlon, Inc., Products Corporation and MacAndrews Holdings have entered into reimbursement agreements (the "Reimbursement Agreements") pursuant to which (i) MacAndrews Holdings is obligated to provide (directly or through affiliates) certain professional and administrative services, including employees, to Revlon, Inc. and its subsidiaries, including Products Corporation, and purchase services from third party providers, such as insurance, legal and accounting services and air transportation services, on behalf of Revlon, Inc. and its subsidiaries, including Products Corporation, to the extent requested by Products Corporation, and (ii) Products Corporation is obligated to provide certain professional and administrative services, including employees, to MacAndrews Holdings (and its affiliates) and purchase services from third party providers, such as insurance and legal and accounting services, on behalf of MacAndrews Holdings (and its affiliates) to the extent requested by MacAndrews Holdings, provided that in each case the performance of such services does not cause an unreasonable burden to MacAndrews Holdings or Products Corporation, as the case may be. Products Corporation reimburses MacAndrews Holdings for the allocable costs of the services purchased for or provided to Products Corporation and its subsidiaries and for reasonable out-of-pocket expenses incurred in connection with the provision of such services. MacAndrews Holdings (or such affiliates) reimburses Products Corporation for the allocable costs of the services purchased for or provided to MacAndrews Holdings (or such affiliates) and for the reasonable out-of-pocket expenses incurred in connection with the purchase or provision of such services. The net amount reimbursed by MacAndrews Holdings to Products Corporation for the services provided under the Reimbursement Agreements for 2002 was $0.8 million. Each of Revlon, Inc. and Products Corporation, on the one hand, and MacAndrews Holdings, on the other, has agreed to indemnify the other party for losses arising out of the provision of services by it under the Reimbursement Agreements other than losses resulting from its willful misconduct or gross negligence. The Reimbursement Agreements may be terminated by either party on 90 days' notice. Products Corporation does not intend to request services under the Reimbursement Agreements unless their costs would be at least as favorable to Products Corporation as could be obtained from unaffiliated third parties. The Company participates in MacAndrews & Forbes' directors and officers insurance program, which covers the Company as well as MacAndrews & Forbes and its other affiliates. The limits of coverage are available on aggregate losses to any or all of the participating companies and their respective directors and officers. The Company reimburses MacAndrews & Forbes for its allocable portion of the premiums for such coverage which, the Company believes, is more favorable than the premiums the Company could secure were it to secure stand-alone coverage. The amount paid by the Company to MacAndrews & Forbes for premiums is included in the amounts paid under the Reimbursement Agreement.


TAX SHARING AGREEMENT

     Revlon, Inc. and Products Corporation, for federal income tax purposes, are included in the affiliated group of which Mafco Holdings is the common parent, and Revlon, Inc.'s and Products Corporation's federal taxable income and loss are included in such group's consolidated tax return filed by Mafco Holdings. Revlon, Inc. and Products Corporation also may be included in certain state and local tax returns of Mafco Holdings or its subsidiaries. In June 1992, Holdings, Revlon, Inc., Products Corporation and certain of its subsidiaries, and Mafco Holdings entered into a tax sharing agreement (as subsequently amended and restated, the "Tax Sharing Agreement"), pursuant to which Mafco Holdings has agreed to indemnify Revlon, Inc. and Products Corporation against federal, state or local income tax liabilities of the consolidated or combined group of which Mafco Holdings (or a subsidiary of Mafco Holdings other than Revlon, Inc. and Products Corporation or its subsidiaries) is the common parent for taxable periods beginning on or after January 1, 1992 during which Revlon, Inc. and Products Corporation or a subsidiary of Products Corporation is a member of such group. Pursuant to the Tax Sharing Agreement, for all taxable periods beginning on or after January 1, 1992, Products Corporation will pay to Revlon, Inc., which in turn will pay to Holdings, amounts equal to the taxes that Products Corporation would otherwise have to pay if it were to file separate federal, state or local income tax returns (including any amounts determined to be due as a result of a redetermination arising from an audit or otherwise of the consolidated or combined tax liability relating to any such period which is attributable to Products Corporation), except that Products Corporation will not be entitled to carry back any losses to taxable periods ending prior to January 1, 1992. No payments are required by Products Corporation or Revlon, Inc. if and to the extent Products Corporation is prohibited under the terms of its Second Amended and Restated Credit Agreement, as amended (the "Credit Agreement") from making tax sharing payments to Revlon, Inc. The Credit Agreement prohibits Products Corporation from making such tax sharing payments other than in respect of state and local income taxes. Since the payments to be made under the Tax Sharing Agreement will be determined by the amount of taxes that Products Corporation would otherwise have to pay if it were to file separate federal, state or local income tax returns, the Tax Sharing Agreement will benefit Mafco Holdings to the extent Mafco Holdings can offset the taxable income generated by Products Corporation against losses and tax credits generated by Mafco Holdings and its other subsidiaries. The Tax Sharing Agreement was amended, effective as of January 1, 2001, to eliminate a contingent payment to Revlon, Inc. under certain circumstances in return for a $10 million note with interest at 12% and interest and principal payable by Mafco Holdings on December 31, 2005. As a result of net operating tax losses and prohibitions under the Credit Agreement, there were no federal tax payments or payments in lieu of taxes pursuant to the Tax Sharing Agreement for 2002. Revlon, Inc. had a liability of $0.9 million to Holdings in respect of alternative minimum taxes for 1997 under the Tax Sharing Agreement. However, as a result of tax legislation enacted in the first quarter of 2002, Revlon, Inc. was able to recognize tax benefits of $0.9 million in 2002, which completely offset this liability.


INVESTMENT AGREEMENT AND MACANDREWS & FORBES LOAN AGREEMENTS

     In December 2002, MacAndrews & Forbes proposed providing the Company with up to $150 million in cash in order to help fund a portion of the costs and expenses associated with implementing the stabilization and growth phase of the Company's plan and for general corporate purposes. The Company's Board of Directors appointed the Special Committee to evaluate the proposal made by MacAndrews & Forbes. The Special Committee reviewed and considered the proposal and negotiated enhancements to the terms of the proposal. In February 2003, the enhanced proposal was recommended to the Company's Board of Directors by the Special Committee and approved by the Company's full Board.

     In connection with MacAndrews & Forbes' enhanced proposal, in February 2003 the Company entered into an investment agreement with MacAndrews & Forbes pursuant to which the Company will undertake a $50 million equity rights offering (the "Rights Offering") that will allow its stockholders to purchase additional shares of the Company's Class A Common Stock. Pursuant to the Rights Offering, the Company will distribute to each stockholder of record of the Common Stock, as of the close of business on a record date to be set by the Board of Directors, at no charge, a pro rata number of transferable subscription rights for each share of Common Stock owned. The subscription rights will enable the holders to purchase their pro rata portion of such number of shares of Class A Common Stock equal to (a) $50 million divided by
(b) the subscription price, which will be equal to the greater of (i) $2.30, representing 80% of the closing price per share of the Company's Class A Common Stock on the NYSE on January 30, 2003, and (ii) 80% of the closing price per share of its Class A Common Stock on the NYSE on the record date of the Rights Offering. Such number may be adjusted in an equitable manner to avoid fractional rights and/or shares of Class A Common Stock and to ensure that the gross proceeds from the Rights Offering equals $50 million.

     Pursuant to the over-subscription privilege, each rights holder that exercises its basic subscription privilege in full may also subscribe for additional shares of Class A Common Stock at the same subscription price per share, to the extent that other stockholders do not exercise their subscription rights in full. If an insufficient number of shares is available to fully satisfy the over-subscription privilege requests, the available shares will be sold pro rata among subscription rights holders who exercised their over-subscription privilege based on the number of shares each subscription rights holder subscribed for under the basic subscription privilege.

     As a Revlon stockholder, MacAndrews & Forbes will receive its pro rata subscription rights and would also be entitled to exercise an over-subscription privilege. However, MacAndrews & Forbes has agreed not to exercise either its basic or its over-subscription privileges. Instead, MacAndrews & Forbes has agreed to purchase the shares of the Company's Class A Common Stock that it would otherwise have been entitled to receive pursuant to its basic subscription privilege (equal to approximately 83% of the rights distributed in the Rights Offering, or $41.5 million) in a private placement direct from the Company. In addition, if any shares remain following the exercise of the basic subscription privileges and the over-subscription privileges by other right holders, MacAndrews & Forbes will back-stop the Rights Offering by purchasing the remaining shares of Class A Common Stock offered but not purchased by other stockholders (approximately 17%, or an additional $8.5 million), also in a private placement.

     In addition, in accordance with the enhanced proposal, MacAndrews & Forbes has also provided a $100 million term loan to Products Corporation (the "$100 Million Term Loan"). If, prior to the consummation of the Rights Offering, Products Corporation has fully drawn the $100 Million Term Loan and the implementation of the stabilization and growth phase of the Company's plan causes the Company to require some or all of the $50 million of funds that the Company would raise from the Rights Offering, MacAndrews & Forbes has agreed to advance the Company these funds prior to closing the Rights Offering by purchasing up to $50 million of newly-issued shares of the Company's Series C preferred stock which would be redeemed with the proceeds the Company receives from the Rights Offering (this investment in the Company's Series C preferred stock (which is non-voting, non-dividend paying and non-convertible) is referred to as the "Series C Preferred Stock"). The $100 Million Term Loan has a final maturity date of December 1, 2005 and interest on such loan of 12.0% is not payable in cash, but will accrue and be added to the principal amount each quarter and be paid in full at final maturity.

     Additionally, MacAndrews & Forbes has also agreed to provide Products Corporation with an additional $40 million line of credit during 2003, which amount will increase to $65 million on January 1, 2004 (the "$40--65 Million Line of Credit") and which will be available to Products Corporation through December 31, 2004, provided that the $100 Million Term Loan is fully drawn and MacAndrews & Forbes has purchased an aggregate of $50 million of the Company's Series C Preferred Stock (or if the Company has consummated the Rights Offering and redeemed any outstanding shares of Series C Preferred Stock). The $40-65 Million Line of Credit will bear interest payable in cash at a rate of the lesser of (i) 12.0% and (ii) 0.25% less than the rate payable from time to time on Eurodollar loans under the Credit Agreement (which rate, after giving effect to the amendment in February 2003 to the Credit Agreement, is 8.25% as of March 1, 2003).

REGISTRATION RIGHTS AGREEMENT

     Prior to the consummation of Revlon, Inc.'s initial public equity offering, Revlon, Inc. and Revlon Worldwide Corporation (subsequently merged into REV Holdings), the then direct parent of Revlon, Inc., entered into a registration rights agreement (the "Registration Rights Agreement") and in February 2003, Revlon, Inc. and MacAndrews Holdings entered into a joinder agreement to the Registration Rights Agreement pursuant to which REV Holdings and certain transferees of Revlon, Inc.'s Common Stock held by REV Holdings (the "Holders") have the right to require Revlon, Inc. to register all or part of Revlon, Inc.'s Class A Common Stock owned by such Holders, including shares of Class A Common Stock purchased in connection with the Rights Offering and shares of Class A Common Stock issuable upon conversion of Revlon, Inc.'s Class B Common Stock and Series B Preferred Stock owned by such Holders under the Securities Act (a "Demand Registration"); provided that Revlon, Inc. may postpone giving effect to a Demand Registration up to a period of 30 days if Revlon, Inc. believes such registration might have a material adverse effect on any plan or proposal by Revlon, Inc. with respect to any financing, acquisition, recapitalization, reorganization or other material transaction, or if Revlon, Inc. is in possession of material non-public information that, if publicly disclosed, could result in a material disruption of a major corporate development or transaction then pending or in progress or in other material adverse consequences to Revlon, Inc. In addition, the Holders have the right to participate in registrations by Revlon, Inc. of its Class A Common Stock (a "Piggyback Registration"). The Holders will pay all out-of-pocket expenses incurred in connection with any Demand Registration. Revlon, Inc. will pay any expenses incurred in connection with a Piggyback Registration, except for underwriting discounts, commissions and expenses attributable to the shares of Revlon, Inc.'s Class A Common Stock sold by such Holders.


OTHER

     Pursuant to a lease dated April 2, 1993 (the "Edison Lease"), Holdings leased to Products Corporation the Edison research and development facility for a term of up to 10 years with an annual rent of $1.4 million and certain shared operating expenses payable by Products Corporation which, together with the annual rent, were not to exceed $2.0 million per year. In August 1998, Holdings sold the Edison facility to an unrelated third party, which assumed substantially all liability for environmental claims and compliance costs relating to the Edison facility, and in connection with the sale Products Corporation terminated the Edison Lease and entered into a new lease with the new owner. Holdings agreed to indemnify Products Corporation through September 1, 2013 to the extent rent under the new lease exceeds rent that would have been payable under the terminated Edison Lease had it not been terminated. The net amount reimbursed by Holdings to Products Corporation with respect to the Edison facility for 2002 was $0.2 million.

     During 2002, Products Corporation leased certain facilities to MacAndrews & Forbes or its affiliates pursuant to occupancy agreements and leases. These included space at Products Corporation's New York headquarters. The rent paid to Products Corporation for 2002 was $0.3 million.

     The Credit Agreement and Products Corporation's 12% Senior Secured Notes due 2005 are supported by, among other things, guarantees from Revlon, Inc., and, subject to certain limited exceptions, all of the domestic subsidiaries of Products Corporation. The obligations under such guarantees are secured by, among other things, the capital stock of Products Corporation and, subject to certain limited exceptions, the capital stock of all of Products Corporation's domestic subsidiaries and 66% of the capital stock of Products Corporation's and its domestic subsidiaries' first-tier foreign subsidiaries.

     In March 2002, prior to the passage of the Sarbanes-Oxley Act of 2002, Products Corporation made an advance of $1.8 million to Mr. Stahl pursuant to his employment agreement, which was entered into in February 2002, for tax assistance related to a grant of restricted stock provided to Mr. Stahl pursuant to such agreement, which loan bears interest at the applicable federal rate. In May 2002, prior to the passage of the Sarbanes-Oxley Act of 2002, Products Corporation made an advance of $2.0 million to Mr. Stahl pursuant to his employment agreement in connection with the purchase of his principal residence in the New York City metropolitan area, which loan bears interest at the applicable federal rate, $79,315 of which was repaid during 2002. Pursuant to his employment agreement, Mr. Stahl receives from

Products Corporation additional compensation payable on a monthly basis equal to the amount actually paid by him in respect of interest and principal on such $2.0 million advance, plus a gross up for any taxes payable by Mr. Stahl as a result of such additional compensation.

     During 2000, Products Corporation made an advance of $0.8 million to Mr. Greeff, pursuant to his employment agreement, which loan bears interest at the applicable federal rate. Mr. Greeff repaid $0.2 million during 2002. Pursuant to his employment agreement, Mr. Greeff is entitled to receive bonuses from Products Corporation, payable on each May 9th commencing on May 9, 2001 and ending with May 9, 2005, in each case equal to the sum of the principal and interest on the advance repaid in respect of such year by Mr. Greeff, provided that he is employed by Products Corporation on each such May 9th, which bonus installment was paid to Mr. Greeff in May 2002.

     In the Nugent Agreement, Mr. Nugent and Products Corporation agreed to an offset of obligations whereby Products Corporation canceled Mr. Nugent's obligation to repay principal and interest on a loan in the amount of $0.5 million that was made in installments of $0.4 million in 1999 and $0.1 million in 2000 pursuant to the Nugent Employment Agreement, in exchange for the cancellation of Products Corporation's obligation to pay Mr. Nugent a special bonus on January 15, 2003 pursuant to the Nugent Employment Agreement.

     During 2002, Products Corporation made payments of $0.3 million to Ms. Ellen Barkin (spouse of Mr. Perelman) under a written agreement pursuant to which she provides voiceover services for certain of the Company's advertisements, which payments were competitive with industry rates for similarly situated talent.

     The law firm of which Mr. Landau was Of Counsel to and from which he retired in January 2003, Wolf, Block, Schorr and Solis-Cohen LLP, provided legal services to Products Corporation during 2002 and it is anticipated that such firm may continue to provide such services in 2003.

     During 2002, Products Corporation placed advertisements in magazines and other media operated by Martha Stewart Living Omnimedia, Inc. ("MSLO"), which is controlled by Ms. Stewart, who also serves as MSLO's Chairman and Chief Executive Officer. Products Corporation paid MSLO $2.5 million for such services in 2002, which fees were less than 1% of the Company's estimate of MSLO's consolidated gross revenues for 2002 and less than 1% of the Company's consolidated gross revenues for 2002. Products Corporation's decision to place advertisements for its products in MSLO's magazines and other media was based upon their popular appeal to women and the rates paid were competitive with industry rates for similarly situated magazines and media.

     During 2002, Products Corporation obtained advertising, media buying and direct marketing services from various subsidiaries of WPP Group plc ("WPP"). Ms. Robinson is employed by one of WPP's subsidiaries, however, Ms. Robinson is neither an executive officer of, nor does she hold any material equity interest in, WPP. Products Corporation paid WPP $1.1 million for such services in 2002, which fees were less than 1% of the Company's estimate of WPP's consolidated gross revenues for 2002 and less than 1% of the Company's consolidated gross revenues for 2002. Products Corporation's decision to engage WPP was based upon its professional expertise in understanding the advertising needs of the consumer packaged goods industry, as well as its global presence in many of the international markets in which the Company operates, and the rates paid were competitive with industry rates for similarly situated advertising agencies.

     During 2002, Products Corporation employed Mr. Perelman's daughter in a marketing position, with compensation paid for 2002 of less than $80,000.

     During 2002, Products Corporation employed Mr. Drapkin's daughter in a marketing position, with compensation paid for 2002 of less than $80,000.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     The Company's executive officers, directors and 10% stockholders are required under the Exchange Act to file reports of ownership and changes in ownership with the SEC and the NYSE. Copies of these reports also must be furnished to the Company.

     Based solely upon a review of copies of such reports furnished to the Company through the date hereof and written representations that no other reports were required, the Company believes that all filing requirements applicable to its executive officers, directors and 10% holders were complied with during 2002.


               GENERAL RULES APPLICABLE TO STOCKHOLDER PROPOSALS

     Pursuant to Rule 14a-8 under the Exchange Act, any holder of at least one percent or $2,000 in market value of shares of Common Stock held for at least one year who desires to have a proposal presented in the Company's proxy material for use in connection with the Annual Meeting of Stockholders to be held in 2004 must transmit that proposal (along with his or her name, address, the number of shares of Common Stock that he or she holds of record or beneficially, the dates on which the securities were acquired and documentary support for a claim of beneficial ownership) in writing by certified mail--return receipt requested to the Secretary of the Company at Revlon, Inc., 625 Madison Avenue, New York, New York 10022. Proposals of stockholders intended to be presented in the Company's proxy material for use in connection with the Annual Meeting of Stockholders to be held in 2004 must be received by the Secretary of the Company not later than December 30, 2003, except as discussed in the next paragraph.

     Effective June 30, 2001, the Company's Board of Directors amended Article II, Section 3 of the Company's By-laws, regarding the nature of business to be conducted at meetings of stockholders, including the 2003 Annual Meeting. Pursuant to Article II, Section 3 of the Company's By-laws, in order for business to be properly brought before an annual meeting (other than business specified in the notice of meeting or any supplement thereto), notice of such business, including among other things, (i) information regarding the proposed business to be brought before such meeting; (ii) the identity of the stockholder; and (iii) the class of shares of the Company which are owned beneficially or of record by such stockholder must be received by the Company not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such disclosure of the date of the annual meeting was made, whichever occurs first. As a result, as the 2003 Annual Meeting is within 30 days before or after the anniversary date of the 2002 Annual Meeting of Stockholders, then a notice of a stockholder nomination for candidates for the Board of Directors or any other stockholder proposal (other than stockholder proposals included in the proxy statement pursuant to Rule 14a-8 under the Exchange Act) must have been received by the Company between March 2, 2003 and April 1, 2003. No such proposals were received. In addition, if the Company's Annual Meeting of Stockholders for 2004 is within 30 days before or after the anniversary date of the 2003 Annual Meeting, then notice of a stockholder nomination for candidates for the Board of Directors or any other stockholder proposal (other than stockholder proposals included in the proxy statement pursuant to Rule 14a-8 under the Exchange Act) must be received by the Company between March 1, 2004 and March 31, 2004.

     On May 21, 1998, the Securities and Exchange Commission adopted an amendment to Rule 14a-4, as promulgated under the Exchange Act. The amendment to Rule 14a-4(c)(1) governs the Company's use of its discretionary proxy voting authority with respect to a stockholder proposal that is not addressed in the Company's proxy statement. Such amendment provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the first anniversary date of the date of mailing of the prior year's proxy statement (or a date specified in an advance notice provision), then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

     With respect to the 2003 Annual Meeting, if the Company has not been provided with notice of a stockholder proposal (other than stockholder proposals included in the proxy statement pursuant to Rule 14a-8 under the Exchange Act), between March 2, 2003 and April 1, 2003, the Company will be permitted to use its voting authority as outlined above. With respect to the Company's 2004 Annual Meeting of Stockholders, assuming such meeting occurs within 30 days before or after the anniversary date of the 2003 Annual Meeting, if the Company is not provided notice of a stockholder proposal (other than stockholder proposals included in the proxy statement pursuant to Rule 14a-8 under the Exchange Act), between March 1, 2004 and March 31, 2004, the Company will be permitted to use its voting authority as outlined above.

     Additionally, holders of shares of Common Stock desiring to have proposals submitted for consideration at future meetings of the stockholders should consult the applicable rules and regulations of the SEC, including Rule 14a-8 under the Exchange Act, with respect to such proposals, including the permissible number and length of proposals and other matters governed by such rules and regulations.


                                  AUDIT FEES

     KPMG LLP has audited the consolidated financial statements of the Company and its predecessors for more than the past five years. Representatives of KPMG LLP will be present at the 2003 Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.


AUDIT FEES

     The aggregate fees billed by KPMG LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2002 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for 2002 (the "Audit Services") were $2.8 million.


FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     KPMG LLP billed no fees for professional services rendered to the Company for information technology services relating to financial information systems design and implementation (the "IS Services") for the fiscal year ended December 31, 2002.


ALL OTHER FEES

     The aggregate fees billed by KPMG LLP for services rendered to the Company, other than the Audit Services and the IS Services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," respectively, for the fiscal year ended December 31, 2002 (the "Other Services") were $0.5 million, including fees for non-audit services of $0.4 million and audit related services of $0.1 million. Non-audit services consisted principally of tax services rendered to the Company. Audit related services consisted principally of an audit of financial statements of an employee benefit plan and assistance to the Company in updating its documentation of accounting policies.


                            ADDITIONAL INFORMATION

     The Company will make available a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2002, and any Quarterly Reports on Form 10-Q filed thereafter, without charge, upon written request to Robert K. Kretzman, Senior Vice President, General Counsel and Corporate Secretary, Revlon, Inc., 625 Madison Avenue, New York, New York 10022. Each such request must set forth a good faith representation that, as of the Record Date, April 2, 2003, the person making the request was a beneficial owner of shares of the Company's Common Stock entitled to vote. In order to ensure timely delivery of such documents prior to the 2003 Annual Meeting, any request should be received by the Company promptly.

     Stockholders who wish to attend the 2003 Annual Meeting should bring a form of picture identification and, in the case of a stockholder not of record, written evidence of beneficial ownership of the Company's Common Stock as of the Record Date, to the 2003 Annual Meeting.

     For your convenience, please note such Annual Report on Form 10-K is available on the SEC's website at www.sec.gov, through the Filings and Forms (EDGAR) pages. Additionally, any person wishing to receive an electronic copy of Revlon's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, without charge, may send an email making such a request and including a return email address to robert.kretzman@revlon.com.


                                OTHER BUSINESS

     Management does not intend to present any other items of business and is not aware of any matters other than those set forth in this proxy statement that will be presented for action at the 2003 Annual Meeting. However, if any other matters properly come before the 2003 Annual Meeting, the persons named in the enclosed proxy intend to vote the shares of Common Stock and Series B Preferred Stock that they represent in accordance with their best judgment.



New York, New York
April 29, 2003


                                     By Order of the Board of Directors



                                     Robert K. Kretzman
                                     Senior Vice President, General Counsel and
                                     Secretary

                       ANNUAL MEETING OF STOCKHOLDERS OF

                                  REVLON, INC.

                                  May 30, 2003

                              CLASS A COMMON STOCK





                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.



                Please detach and mail in the envelope provided.



--------------------------------------------------------------------------------

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK
YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
--------------------------------------------------------------------------------

1. ELECTION OF DIRECTORS

                                       NOMINEES
[ ] FOR ALL NOMINEES                   [ ] Ronald O. Perelman
                                       [ ] Donald G. Drapkin
                                       [ ] Meyer Feldberg
[ ] WITHHOLD AUTHORITY                 [ ] Howard Gittis
    FOR ALL NOMINEES                   [ ] Edward J. Landau
                                       [ ] Linda Gosden Robinson
                                       [ ] Terry Semel
[ ] FOR ALL EXCEPT                     [ ] Jack L. Stahl
    (See instructions below)           [ ] Martha Stewart



INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: [ ]
--------------------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via
this method.                                                                [ ]
--------------------------------------------------------------------------------


2. In their discretion, upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE NINE NOMINEES FOR ELECTION.

STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.


Signature of Stockholder                                    Date:
                        ----------------------------------       ---------------


Signature of Stockholder                                    Date:
                        ----------------------------------       ---------------

NOTE: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by a duly authorized officer, giving full title as such. If the signer is a limited liability company, please sign in full LLC name by a duly authorized manager, giving full title as such. If the signer is a partnership, please sign in full partnership name by a duly authorized person.

--------------------------------------------------------------------------------
                              CLASS A COMMON STOCK
--------------------------------------------------------------------------------

                                  REVLON, INC.

             PROXY FOR ANNUAL MEETING OF STOCKHOLDERS MAY 30, 2003

     The undersigned hereby appoints Robert K. Kretzman and Michael T. Sheehan, as proxies, each with the full power to appoint his substitute, and hereby authorizes each of them to represent and vote, as designated on the reverse side of this card, all shares of Class A Common Stock of Revlon, Inc. (the "Company") held of record by the undersigned at the close of business on April 2, 2003, at the Annual Meeting of Stockholders to be held on May 30, 2003 or any postponement or adjournment thereof.


                         (TO BE SIGNED ON REVERSE SIDE)

                       ANNUAL MEETING OF STOCKHOLDERS OF

                                  REVLON, INC.

                                  May 30, 2003

                              CLASS B COMMON STOCK





                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.



                Please detach and mail in the envelope provided.



--------------------------------------------------------------------------------

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK
YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
--------------------------------------------------------------------------------

1. ELECTION OF DIRECTORS

                                       NOMINEES
[ ] FOR ALL NOMINEES                   [ ] Ronald O. Perelman
                                       [ ] Donald G. Drapkin
                                       [ ] Meyer Feldberg
[ ] WITHHOLD AUTHORITY                 [ ] Howard Gittis
    FOR ALL NOMINEES                   [ ] Edward J. Landau
                                       [ ] Linda Gosden Robinson
                                       [ ] Terry Semel
[ ] FOR ALL EXCEPT                     [ ] Jack L. Stahl
    (See instructions below)           [ ] Martha Stewart



INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: [ ]
--------------------------------------------------------------------------------

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via
this method.                                                                [ ]

--------------------------------------------------------------------------------


2. In their discretion, upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE NINE NOMINEES FOR ELECTION.

STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.



Signature of Stockholder                                    Date:
                        ----------------------------------       ---------------


Signature of Stockholder                                    Date:
                        ----------------------------------       ---------------

NOTE: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by a duly authorized officer, giving full title as such. If the signer is a limited liability company, please sign in full LLC name by a duly authorized manager, giving full title as such. If the signer is a partnership, please sign in full partnership name by a duly authorized person.

--------------------------------------------------------------------------------
                              CLASS B COMMON STOCK
--------------------------------------------------------------------------------

                                  REVLON, INC.

             PROXY FOR ANNUAL MEETING OF STOCKHOLDERS MAY 30, 2003

     The undersigned hereby appoints Robert K. Kretzman and Michael T. Sheehan, as proxies, each with the full power to appoint his substitute, and hereby authorizes each of them to represent and vote, as designated on the reverse side of this card, all shares of Class B Common Stock of Revlon, Inc. (the "Company") held of record by the undersigned at the close of business on April 2, 2003, at the Annual Meeting of Stockholders to be held on May 30, 2003 or any postponement or adjournment thereof.


                         (TO BE SIGNED ON REVERSE SIDE)

                       ANNUAL MEETING OF STOCKHOLDERS OF

                                  REVLON, INC.

                                  May 30, 2003

                   REVLON EMPLOYEES' SAVINGS, INVESTMENT AND
                        PROFIT SHARING PLAN PARTICIPANTS



                   Please date, sign and mail your proxy card
                 in the envelope provided as soon as possible.
                      To have the plan trustee follow your
                      voting instructions, this proxy card
                               must be returned by
                                 May 23, 2003.


                Please detach and mail in the envelope provided.


--------------------------------------------------------------------------------

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK
YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
--------------------------------------------------------------------------------

1. ELECTION OF DIRECTORS

                                       NOMINEES
[ ] FOR ALL NOMINEES                   [ ] Ronald O. Perelman
                                       [ ] Donald G. Drapkin
                                       [ ] Meyer Feldberg
[ ] WITHHOLD AUTHORITY                 [ ] Howard Gittis
    FOR ALL NOMINEES                   [ ] Edward J. Landau
                                       [ ] Linda Gosden Robinson
                                       [ ] Terry Semel
[ ] FOR ALL EXCEPT                     [ ] Jack L. Stahl
    (See instructions below)           [ ] Martha Stewart



INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: [ ]
--------------------------------------------------------------------------------

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via
this method.                                                               [ ]

--------------------------------------------------------------------------------


2. In their discretion, upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR ELECTION.

401(K) PLAN PARTICIPANTS ARE URGED TO DATE, MARK, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES. TO HAVE THE 401(K) TRUSTEE FOLLOW YOUR VOTING INSTRUCTIONS, THIS PROXY MUST BE RETURNED BY MAY 23, 2003.



Signature of 401(k) Plan Participant                       Date:
                                    ----------------------       ---------------


Signature of 401(k) Plan Participant                       Date:
                                    ----------------------       ---------------

NOTE: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by a duly authorized officer, giving full title as such. If the signer is a limited liability company, please sign in full LLC name by a duly authorized manager, giving full title as such. If the signer is a partnership, please sign in full partnership name by a duly authorized person.

--------------------------------------------------------------------------------
         REVLON EMPLOYEES' SAVINGS, INVESTMENT AND PROFIT SHARING PLAN
--------------------------------------------------------------------------------

                                  REVLON, INC.

             PROXY CARD FOR ANNUAL MEETING OF STOCKHOLDERS MAY 30, 2003
                   FOR REVLON EMPLOYEES' SAVINGS, INVESTMENT
               AND PROFIT SHARING PLAN (THE "PLAN") PARTICIPANTS

     The undersigned hereby appoints Robert K. Kretzman and Michael T. Sheehan, as proxies, each with the full power to appoint his substitute, and hereby authorizes each of them to represent and vote, as designated on the reverse side of this card, all shares of Class A Common Stock of Revlon, Inc. (the "Company") held of record by the Plan for the account of the undersigned at the close of business on April 2, 2003, at the Annual Meeting of Stockholders to be held on May 30, 2003 or any postponement or adjournment thereof.


                         (TO BE SIGNED ON REVERSE SIDE)

                       ANNUAL MEETING OF STOCKHOLDERS OF

                                  REVLON, INC.

                                  May 30, 2003

                      SERIES B CONVERTIBLE PREFERRED STOCK





                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.



                Please detach and mail in the envelope provided.


--------------------------------------------------------------------------------

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK
YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
--------------------------------------------------------------------------------

1. ELECTION OF DIRECTORS

                                       NOMINEES
[ ] FOR ALL NOMINEES                   [ ] Ronald O. Perelman
                                       [ ] Donald G. Drapkin
                                       [ ] Meyer Feldberg
[ ] WITHHOLD AUTHORITY                 [ ] Howard Gittis
    FOR ALL NOMINEES                   [ ] Edward J. Landau
                                       [ ] Linda Gosden Robinson
                                       [ ] Terry Semel
[ ] FOR ALL EXCEPT                     [ ] Jack L. Stahl
    (See instructions below)           [ ] Martha Stewart



INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: [ ]
--------------------------------------------------------------------------------

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via
this method.                                                              [ ]

--------------------------------------------------------------------------------


2. In their discretion, upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE NINE NOMINEES FOR ELECTION.

STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.



Signature of Stockholder                                    Date:
                        ----------------------------------       ---------------


Signature of Stockholder                                    Date:
                        ----------------------------------       ---------------

NOTE: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by a duly authorized officer, giving full title as such. If the signer is a limited liability company, please sign in full LLC name by a duly authorized manager, giving full title as such. If the signer is a partnership, please sign in full partnership name by a duly authorized person.

--------------------------------------------------------------------------------
                      SERIES B CONVERTIBLE PREFERRED STOCK
--------------------------------------------------------------------------------

                                  REVLON, INC.

             PROXY FOR ANNUAL MEETING OF STOCKHOLDERS MAY 30, 2003

     The undersigned hereby appoints Robert K. Kretzman and Michael T. Sheehan, as proxies, each with the full power to appoint his substitute, and hereby authorizes each of them to represent and vote, as designated on the reverse side of this card, all shares of Series B Convertible Preferred Stock of Revlon, Inc. (the "Company") held of record by the undersigned at the close of business on April 2, 2003, at the Annual Meeting of Stockholders to be held on May 30, 2003 or any postponement or adjournment thereof.


                         (TO BE SIGNED ON REVERSE SIDE)